                                            1933 Act Registration No. 2-74459
                                           1940 Act Registration No. 811-3289

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM N-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 22
                                                      --

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 20
                                              --


                           FRANKLIN LIFE MONEY MARKET
                             VARIABLE ANNUITY FUND C
                           (Exact Name of Registrant)

                       The Franklin Life Insurance Company
                           (Name of Insurance Company)

                 #1 Franklin Square, Springfield, Illinois 62713
     (Address of Insurance Company's Principal Executive Offices) (Zip Code)

Insurance Company's Telephone Number, including Area Code: (800) 528-2011

                              ROSS D. FRIEND, ESQ.
                             Senior Vice President,
                          Secretary and General Counsel
                       THE FRANKLIN LIFE INSURANCE COMPANY
                               #1 Franklin Square
                           Springfield, Illinois 62713
                     (Name and Address of Agent for Service)

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.
                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on April 30, 1997 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a) (i)

     / /  on April 30, 1997 pursuant to paragraph (a) (i)

     / /  75 days after filing pursuant to paragraph (a) (ii)

     / /  on April 30, 1997 pursuant to paragraph (a) (ii) of Rule 485.

     If appropriate, check the following box:

     / /  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

                         Post-Effective Amendment No. 22
                  Cross Reference Sheet Required by Rule 495(a)


  Registration Item                                 Location in Prospectus ("P") or Statement
                                                           of Additional Information ("SAI")
  Part A  INFORMATION REQUIRED IN PROSPECTUS

  Item 1. Cover Page . . . . . . . . . . . . . . .  Cover Page (P)
  Item 2. Definitions. . . . . . . . . . . . . . .  Special Terms
  Item 3. Synopsis or Highlights . . . . . . . . .  Table of Deductions and Charges; Summary
  Item 4. Condensed Financial Information. . . . .  Per Unit Income and Changes in Accumulation Unit Value
  Item 5. General Description of Registrant and
           Insurance Company . . . . . . . . . . .  Cover Page (P); Summary; Introduction; Description of the Separate Account;
                                                    Investment Policies and Restrictions of the Fund
  Item 6. Management . . . . . . . . . . . . . . .  Management (P)
  Item 7. Deductions and Expenses. . . . . . . . .  Summary; Deductions and Charges under the Contracts
  Item 8. General Description of Variable Annuity
           Contracts . . . . . . . . . . . . . . .  Summary; Introduction; Deductions and Charges under the Contracts-Transfers to and from Other Contracts; The Contracts; Voting Rights; Fundamental Changes
  Item 9. Annuity Period . . . . . . . . . . . . .  Summary; Introduction; The Contracts-Deferred Variable Annuity Accumulation
                                                    Period-Annuity Period
  Item 10. Death Benefit . . . . . . . . . . . . .  The Contracts-Deferred Variable Annuity Accumulation Period
  Item 11. Purchases and Contract Value. . . . . .  Summary; Deductions and Charges Under The Contracts; The Contracts-General-
                                                    Deferred Variable Annuity Accumulation Period; Distribution of the Contracts
  Item 12. Redemptions . . . . . . . . . . . . . .  Summary; The Contracts-General-Deferred Variable Annuity Accumulation Period
  Item 13. Taxes . . . . . . . . . . . . . . . . .  Cover Page (P); Summary; Introduction; Deductions and Charges Under the
                                                    Contracts-Premium Taxes; The Contracts; Federal Income Tax Status; Other
                                                    Variable Annuity Contracts; Effect of Non-Qualification; Limitations on
                                                    Settlement Options (SAI)
  Item 14. Legal Proceedings . . . . . . . . . . .  Not Applicable
  Item 15. Table of Contents of the Statement
            of Additional Information. . . . . . .  Table of Contents of the Statement of Additional Information

  Part B  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

  Item 16. Cover Page. . . . . . . . . . . . . . .  Cover Page (SAI)
  Item 17. Table of Contents . . . . . . . . . . .  Table of Contents (SAI)
  Item 18. General Information and History . . . .  General Information
  Item 19. Investment Objectives and Policies. . .  Investment Policies and Restrictions of the Fund (P); Investment Objectives
  Item 20. Management. . . . . . . . . . . . . . .  Management (SAI)
  Item 21. Investment Advisory and Other Services.  Summary (P); Deductions and Charges under the Contracts (P); Management (P);
                                                    Management (SAI); Investment Advisory and Other Services
  Item 22. Brokerage Allocation. . . . . . . . . .  Portfolio Turnover and Brokerage
  Item 23. Purchase and Pricing of Securities
            Being Offered. . . . . . . . . . . . .  Summary (P); Introduction (P); Deductions and Charges under the Contracts-
                                                    Administration Deductions (P); Distribution of the Contracts (SAI)
  Item 24. Underwriters. . . . . . . . . . . . . .  Summary (P); Deductions and Charges Under the Contracts (P); Distribution of the
                                                    Contracts (P); Distribution of the Contracts (SAI)
  Item 25. Calculation of Performance Date . . . .  Yield Information
  Item 26. Annuity Payments. . . . . . . . . . . .  The Contracts-Annuity Period (P)
  Item 27. Financial Statements. . . . . . . . . .  Per Unit Income and Changes in Accumulation UnitValues (P); Financial
                                                    Statements; Experts (SAI)

                              EXPLANATORY STATEMENT

  The Prospectus Supplement set forth on the next page will be attached to the Prospectus when it is used to offer contracts to participants in the Texas Optional Retirement Program, as codified in Chapter 830 of Title 8 of the Government Code of the State of Texas, and is authorized by an order of the Commission pursuant to Section 6(c) of the Investment Company Act, dated January 8, 1982 (Investment Company Act Release No. 12150).

                  SUPPLEMENT DATED APRIL 30, 1997 TO PROSPECTUS
              OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              DATED APRIL 30, 1997


The contracts offered by this Prospectus to participants in the Texas Optional Retirement Program, as codified in Chapter 830 of Title 8 of the Government Code of the State of Texas, contain restrictions on redemption in addition to those set forth in the Prospectus under the heading captioned "Deferred Variable Annuity Accumulation Period-5. Redemption." In accordance with such Chapter, redemption of contracts required by a participant in the Texas Optional Retirement Program will not be permitted prior to such participant's termination of employment in the Texas public institutions of higher education, retirement, death or attainment of age 70-1/2.

                              FRANKLIN LIFE MONEY MARKET
                               VARIABLE ANNUITY FUND C


PROSPECTUS              INDIVIDUAL VARIABLE ANNUITY CONTRACTS





                        #1 Franklin Square
                        Springfield, Illinois 62713
                        Telephone (800) 528-2011



  THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS FOR USE AS INDIVIDUAL RETIREMENT ANNUITIES OR IN CONNECTION WITH TRUSTS AND RETIREMENT OR DEFERRED COMPENSATION PLANS WHICH MAY OR MAY NOT QUALIFY FOR SPECIAL FEDERAL TAX TREATMENT UNDER THE INTERNAL REVENUE CODE (SEE "FEDERAL INCOME TAX STATUS" BELOW FOR MORE INFORMATION). THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.


  THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM COMPOUNDING OF INCOME THROUGH RETENTION AND REINVESTMENT OF INCOME FROM INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM MONEY MARKET SECURITIES YIELDING A HIGH LEVEL OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED.



  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1997, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 39 OF THIS PROSPECTUS.




             AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED
                           BY THE UNITED STATES GOVERNMENT.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
              EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                        TO THE CONTRARY IS A CRIMINAL OFFENSE.



                    THE DATE OF THIS PROSPECTUS IS APRIL 30, 1997.

                                  TABLE OF CONTENTS


                                                                            Page


Special Terms ..............................................................   3
Table of Deductions and Charges ............................................   5
Summary ....................................................................   7
Per-Unit Income and Changes in Accumulation Unit Value .....................   9
Introduction ...............................................................  10
Description of the Separate Account ........................................  11
Deductions and Charges Under the Contracts .................................  11
    A.   Administration Deductions .........................................  11
    B.   Premium Taxes .....................................................  12
    C.   Mortality and Expense Risk Charge .................................  12
    D.   Investment Management Service Charge ..............................  12
    E.   Contingent Deferred Sales Charge ..................................  12
    F.   Transfers to and from Other Contracts .............................  13
    G.   Miscellaneous .....................................................  14
The Contracts ..............................................................  14
    A.   General ...........................................................  14
    B.   Deferred Variable Annuity Accumulation Period......................  16
    C.   Annuity Period.....................................................  23
Investment Policies and Restrictions of the Fund............................  25
Federal Income Tax Status...................................................  31
    Introduction............................................................  31
    The Franklin............................................................  31
    The Contracts: Qualified Plans..........................................  31
         A.   Qualified Pension, Profit-Sharing and Annuity Plans...........  32
         B.   H. R. 10 Plans (Self-Employed Individuals)....................  32
         C.   Section 403(b) Annuities......................................  32
         D.   Individual Retirement Annuities...............................  33
    The Contracts: Non-Qualified Plans......................................  34
    Aggregation of Contracts................................................  34
    Income Tax Withholding..................................................  35
Management..................................................................  35
Voting Rights...............................................................  36
Distribution of the Contracts...............................................  37
State Regulation............................................................  37
Reports to Owners...........................................................  37
Fundamental Changes.........................................................  38
Registration Statement......................................................  38
Other Variable Annuity Contracts; Effect of Non-Qualification...............  38
Yield Information...........................................................  38
Table of Contents of Statement of Additional Information....................  39
Appendix....................................................................  40

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS


The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.


ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.


BANK DRAFT-A draft preauthorized by the Contract Owner and a bank of his or her selection in the amount of a periodic Stipulated Payment, which, at the time each periodic Stipulated Payment is due, is submitted by The Franklin directly to such bank for payment.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Money Market Variable Annuity Fund C that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual Variable Annuitant to whom the Contract is issued. In cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

NON-QUALIFIED CONTRACTS-Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS-Retirement or deferred compensation plans or arrangements which do not receive favorable tax treatment under the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

QUALIFIED CONTRACTS-Contracts issued under Qualified Plans.

QUALIFIED PLANS-Retirement plans which receive favorable tax treatment under the Code and which are described on page 10, below.

ROLLOVER CONTRIBUTION-A transfer pursuant to Sections 402(c)(1), 402(c)(9), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION-An Individual Retirement Annuity which meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES
                           -------------------------------

Contract Owner Transaction Expenses

    Deferred Sales Load (as a percentage of the lesser of (i) the Cash Value of the part of the Contract surrendered or (ii) the Stipulated Payments made during the immediately preceding 72 months represented by the part of the Contract surrendered (or the Stipulated Payment in the case of a Single Stipulated Payment Contract))


                                                   CONTRACT             TOTAL             PARTIAL
                                                     YEAR            REDEMPTION          REDEMPTION
                                                   --------          ----------          ----------
    Single Stipulated Payment Contract                        1         6.00%               6.00%
                                                              2         6.00%               6.00%
                                                              3         4.00%               4.00%
                                                              4         2.00%               4.00%
                                               5 and thereafter         0.00%               4.00%

    Periodic Stipulated Payment Contract                      1         8.00%               8.00%
                                                              2         8.00%               8.00%
                                                              3         8.00%               8.00%
                                                              4         6.00%               6.00%
                                                              5         4.00%               4.00%
                                                              6         2.00%               4.00%
                                               7 and thereafter         0.00%               4.00%

  Administration Fee (as a charge against purchase payments)

    Single Stipulated Payment Contract                 $100

    Periodic Stipulated Payment Contract               $20 per Contract Year plus $1 per Stipulated Payment
                                                       ($.50 if by Bank Draft or by employer or military
                                                       preauthorized automatic deduction)

Annual Expenses
(as a percentage of average net assets)

    Management Fees                                    0.38%

    Mortality and Expense Risk Fees
      Mortality Fees                                   0.90%
      Expense Risk Fees                                0.17%
                                                       -----

    Total Annual Expenses                              1.44%

Example

If you surrender your contract at the end of the
applicable time period:                              1 year             3 years             5 years            10 years

    You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


Single Stipulated Payment Contract                   $  169              $  181              $  171              $  255

Periodic Stipulated Payment Contracts:               $  181              $  191              $  221              $  359

If you do not surrender your contract:               1 year             3 years             5 years            10 years

You would pay the following expenses
on a $1,000 investment, assuming 5%
annual return on assets:

Single Stipulated Payment Contract                   $  113              $  141              $  171              $  255

Periodic Stipulated Payment Contracts:               $   36              $  106              $  177              $  359



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                                       SUMMARY
THE CONTRACTS


    The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are for use as Individual Retirement Annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for special tax treatment under the Code. See "Federal Income Tax Status," below. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Money Market Variable Annuity Fund C (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. See "Right to Revocation of Contract," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

    The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities, yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that this objective will be attained. In keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities with maturities or remaining maturities of one year or less and not more than 20% will be invested in securities with maturities or remaining maturities of between one and two years. While preservation of capital is a primary investment objective of the Fund and the money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is the risk of the failure of issuers to meet their principal and interest obligations. Commercial paper generally carries the highest risk of money market securities. The Fund may invest in Eurodollar C.D.'s and in securities issued by the Government of Canada and Canadian banks, which involve certain risks relating to marketability, possible adverse political and economic developments and possible restrictions on international currency transactions. See "Investment Policies and Restrictions of the Fund," below.

SPECIAL INVESTMENT CONSTRAINTS

    It is anticipated that the combination of the restrictions on the amount that the Fund may invest in the securities of any one issuer and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund. See "Investment Policies and Restrictions of the Fund - Special Investment Constraints," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

    The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

    The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, a contingent deferred sales charge, applied against the lesser of the Cash Value or Stipulated Payments made during the immediately preceding 72 months, is deducted in the event of certain redemptions. In the case of Periodic Stipulated Payment Contracts, such charges for total redemptions start at 8% for the first three Contract Years and then decline by 2% increments per year through the sixth Contract Year, with no such charge being imposed after the end of the sixth Contract Year. In the case of Single Stipulated Payment Contracts, such charges for total redemptions start at 6% for the first two Contract Years and then decline by 2% increments per year through the fourth Contract Year, with no such charge being imposed after the end of the fourth Contract Year. The contingent deferred sales charges applied to partial redemptions are identical to those applied to total redemptions, except that such charges remain at a constant 4% subsequent to the fifth Contract Year in the case of Periodic Stipulated Payment Contracts, and the third Contract Year in the case of Single Stipulated Payment

Contracts. Contingent deferred sales charges are waived in the case of partial redemptions of an amount in any 12-month period up to 10% of Cash Value as of the date of the first partial redemption during such 12-month period, death of the Variable Annuitant and where proceeds of a total redemption are used to purchase another Variable Annuity, Fixed-Dollar Annuity or life insurance contract issued by The Franklin. See "Contingent Deferred Sales Charge," "Redemption," and "Transfers to Other Contracts," below.

    A deduction of $20 per Contract Year (subject to increase by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation) in the case of Periodic Stipulated Payment Contracts, and a one-time deduction of $100 in the case of Single Stipulated Payment Contracts, is made from Stipulated Payments for administrative expenses. Any applicable state or local premium taxes on the Stipulated Payments (currently up to 5%) are also deducted from the single or periodic Stipulated Payments. The amount remaining after all such deductions and fees is allocated to the Fund. See "Redemption," "Administration Deductions," "Contingent Deferred Sales Charge," and "Premium Taxes," below.

    The charges for annuity rate and mortality assurances, expense assurances and investment management services currently aggregate 1.440% on an annual basis and are made daily against the net asset value of the Fund. These charges consist of .900% for The Franklin's assurance of annuity rates or mortality factors, .165% (subject to increase by The Franklin up to a maximum of .850%) for The Franklin's assurances of expense factors, and .375% (subject to increase by The Franklin up to a maximum of .500%) for investment management services by The Franklin. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

    Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the annual payments are $360 and each monthly Stipulated Payment is $30. See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING  ISSUED

    The Fund no longer issues new Contracts.

REDEMPTION

    A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below), redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received) less any applicable contingent deferred sales charge, unpaid administration deductions, and federal income tax withholding. Partial redemptions must be in amounts not less than $500. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Contingent Deferred Sales Charge," "Transfers to and from Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

    The Franklin reserves the right to terminate Contracts if Stipulated Payments are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. Different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)


The financial information in this table for the years ended December 31, 1996 and December 31, 1995 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the three years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                          YEAR ENDED DECEMBER 31
                              1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
--------------------------------------------------------------------------------------------------------------------------------
Investment income         $  1.162  $  1.203   $  .846   $  .617   $  .746  $  1.140  $  1.501  $  1.542  $  1.186  $  1.001
Expenses                      .326      .309      .303      .294      .286      .278      .265      .244      .230      .218
--------------------------------------------------------------------------------------------------------------------------------
Net investment income         .836      .894      .543      .323      .460      .862     1.236     1.298      .956      .783
Net increase in
  accumulation unit value     .836      .894      .543      .323      .460      .862     1.236     1.298      .956      .783
Acumulation unit
  value:
  Beginning of year         22.030    21.136    20.593    20.270    19.819    18.948    17.712    16.414    15.458    14.675
  End  of  year            $22.866   $22.030   $21.136   $20.593   $20.270   $19.810   $18.948   $17.712   $16.414   $15.458
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses
  to average net assets       1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net
  investment
  income to average
   net assets                 3.71%     4.17%     2.58%     1.58%     2.32%     4.46%     6.71%     7.65%     5.98%     5.18%
Number of
  accumulation
  units outstanding
  at end of year            87,386   104,641   132,646   159,929   210,310   247,150   270,271   307,850   362,718   426,830
--------------------------------------------------------------------------------------------------------------------------------




                                 FINANCIAL STATEMENTS

  The financial statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                     INTRODUCTION

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                   INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE FRANKLIN LIFE INSURANCE COMPANY

   The Qualified and Non-Qualified Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

   The Qualified Contracts described in this Prospectus will not knowingly be sold other than for use:

   (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

   (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

   (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

   (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

   Pursuant to this Prospectus, The Franklin offers two types of Qualified and Non-Qualified Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities" -and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment. Periodic Stipulated Payment Contracts are written to provide various agreed periods during which the Stipulated Payments are to be made, with a minimum of two years.


   The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

   American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of the Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.


   The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part. The exercise of certain of the Qualified Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Qualified Contract may be purchased. This Prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

    The Fund was established as a separate account on July 23, 1981 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.


    Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.


    The Franklin is taxed as a "life insurance company" under the Code. The
Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

A.  ADMINISTRATION DEDUCTIONS

    Deductions from Stipulated Payments will be made as follows for administrative expenses with respect to the Contracts and the Fund such as preparation of the Contracts, custodial and transfer fees, salaries, rent, postage, telephone and legal, accounting and periodic reporting fees:

    (1)  Under Single Stipulated Payment Contracts, a one-time deduction of
$100.

    (2) Under Periodic Stipulated Payment Contracts, a deduction of $20 per Contract Year (subject to increase at any time by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation).

    The above deductions for administrative expenses, and charges for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated December 3, 1981 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.


    The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1994, 1995 and 1996 were $1,600, $1,060 and $820, respectively.

B.  PREMIUM TAXES

    At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% as of February 6, 1997 are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.


C.  MORTALITY AND EXPENSE RISK CHARGE

    While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

    For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the current combined annual rate of 1.065% (.002918% on a daily basis), of which
 .900% is for annuity rate and mortality assurances and .165% (subject to increase at any time by The Franklin up to a maximum of 1.750%) is for expense assurances.


    During 1994, 1995 and 1996, The Franklin earned and was paid $32,103, $27,136 and $23,215, respectively, by reason of these charges. Such charges during 1996 were equal to 1.065% of average net assets.


D.  INVESTMENT MANAGEMENT SERVICE CHARGE

    The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the value of the Accumulation Unit and of the Annuity Unit at an annual rate of up to .500%. The Franklin has agreed to forego initially a portion of this charge and currently makes a charge against the value of the Accumulation Unit and of the Annuity Unit at the annual rate of
 .375% (.001027% on a daily basis). This charge may be increased up to .500% on an annual basis only upon at least 30 days' prior written notice to Contract Owners. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1998 by the Board of Managers of the Fund at its meeting on January 20, 1997. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

    During 1994, 1995 and 1996, The Franklin earned and was paid $11,299, $9,551 and $8,171, respectively, under the Investment Management Agreement then in effect.


E.  CONTINGENT DEFERRED SALES CHARGE

    There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, commissions on the sale of the Contracts are paid by The Franklin to agents of Franklin Financial Services Corporation pursuant to an Agreement dated December 3, 1981. See "Distribution of the Contracts" in the Statement of Additional Information. In addition, Franklin Financial Services Corporation incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement dated January 31, 1995. Because the Contracts are normally purchased for the long term, it is expected that these costs will be recovered over time. If, however, a Contract is totally or partially redeemed in certain circumstances prior to the initial Annuity Payment Date, a means is provided for Franklin Financial Services Corporation to recover sales expenses at that time.

    Upon redemption of a Periodic Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payments made during the immediately preceding 72 months represented by that part of the Contract redeemed:


           CONTRACT                   PERCENTAGE CHARGE
             YEAR           TOTAL REDEMPTION       PARTIAL REDEMPTION
--------------------------------------------------------------------------------
                  1                8%                  8%
                  2                8%                  8%
                  3                8%                  8%
                  4                6%                  6%
                  5                4%                  4%
                  6                2%                  4%
   7 and thereafter                0%                  4%

   Upon redemption of a Single Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payment:


           CONTRACT                 PERCENTAGE CHARGE
               YEAR       TOTAL REDEMPTION      PARTIAL REDEMPTION
--------------------------------------------------------------------------------
                  1                 6%                  6%
                  2                 6%                  6%
                  3                 4%                  4%
                  4                 2%                  4%
   5 and thereafter                 0%                  4%

     The above charges are not, however, applied to distributions made upon the death of the Variable Annuitant, to partial redemption of an amount in any twelve-month period up to 10% of the Cash Value as of the date of the first partial redemption in such twelve-month period, or to certain transfers described below. Partial redemptions must be in amounts not less than $500.

     In no event will the total amount of contingent deferred sales charges paid under a Contract exceed 9% of total Stipulated Payments made under such Contract in the first twelve Contract Years (or such fewer Contract Years over which Stipulated Payments are made).


     The deferred sales charges were $1,172 and $108 during 1994 and 1995, respectively. There were no deferred sales charges during 1996. Franklin Financial Services Corportion paid no allowances to unaffiliated dealers in connection with the sale of the Contracts during 1994, 1995 and 1996.


F.   TRANSFERS TO OTHER CONTRACTS


     Subject to any limitations in a Qualified Plan, Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new contracts. If a Contract is fully redeemed and such Cash Value is immediately applied to the purchase of such other contracts, no contingent deferred sales charge for redeeming the Fund C Contract will apply. Any sales deductions under such other contracts will apply to amounts transferred as if such amounts were a single stipulated payment under such other contracts (however, total sales deductions on the transferred funds will in no instance exceed 9% of all Stipulated Payments made under the Fund C Contract with respect to such transferred funds); provided, however, that if such a transfer occurs after the sixth Contract Year in the case of Periodic Stipulated Payment Contracts or the fourth Contract Year in the case of Single Stipulated Payment Contracts, The Franklin will waive the sales deductions of such other contract with respect to such transferred funds.

    It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Fund C Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Fund C Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption.


G.  MISCELLANEOUS


    The Fund's total expenses for 1996 were $31,386, or 1.44% of average net assets during 1996.



                                    THE CONTRACTS

A.  GENERAL

    Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

    Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

    1.  ANNUITY PAYMENTS


    Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, and (ii) the investment performance of the Fund. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract (but see below). In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     Court decisions, particularly ARIZONA GOVERNING COMMITTEE v. NORRIS, have held that the use of gender-based mortality tables to determine benefits under an employer-related retirement or benefit plan may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

    The Contracts described in this Prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as individual retirement annuities not sponsored by an employer). However, in order to enable subject employers to comply with NORRIS, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans. Persons contemplating purchase of a Contract, as well as current Contract Owners, should consult a legal advisor regarding the applicability and implications of NORRIS in connection with their purchase and ownership of a Contract.

    2. INCREASE OR DECREASE BY CONTRACT OWNER IN AMOUNT OR NUMBER OF PERIODIC STIPULATED PAYMENTS


    Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. The Contract Owner may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," immediately below) up to an amount on an annualized basis equal to ten times the amount of the first Stipulated Payment on an annualized basis. Similarly, subject to the limitations described under "Purchase Limits," immediately below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.


    The Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change.

    3.  ASSIGNMENT OR PLEDGE

    A Qualified Contract may not be assigned by the Contract Owner except when issued to a trustee in connection with certain types of plans designed to qualify under Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Qualified Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See generally "The Contracts: Qualified Plans," below.

    A Non-Qualified Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Non-Qualified Contract. Assignments or pledges of a Non-Qualified Contract will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of a Non-Qualified Contract may result in the imposition of certain tax penalties. See "The Contracts: Non-Qualified Plans," below.

    Persons contemplating the assignment or pledge of a Qualified Contract or a Non-Qualified Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.


    4.  PURCHASE LIMITS

    No periodic Stipulated Payment may be less than $30 per month ($360 per year). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity, prior to administration deductions, must be at least $1,000 unless with consent of The Franklin a smaller single Stipulated Payment is permitted. In the case of a Qualified Contract issued for use as an Individual Retirement
Annuity, annual premium payments may not, in general, exceed $2,000.
However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $24,500. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

    5.  TERMINATION BY THE FRANKLIN

    The Franklin reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

    The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.


    Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less any unpaid administration deductions. For certain tax consequences upon such payment, see "Federal Income Tax
Status," below.


    6.  RIGHT TO REVOCATION OF CONTRACt

    A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract within such 10-day period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

    7.   NEW CONTRACTS NO LONGER BEING ISSUED

    The Fund no longer issues new Contracts.

B.  DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

    1.  CREDITING ACCUMULATION UNITS; DEDUCTION FOR ADMINISTRATIVE EXPENSES


    During the accumulation period-the period before the initial Annuity
Payment Date-deductions from Stipulated Payments for administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

    The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

    The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

    The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

    3.  VALUE OF THE ACCUMULATION UNIT

    The value of an Accumulation Unit was set at $10 effective July 1, 1981. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

    At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.


    The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances and may be increased by The Franklin to a maximum of 2.250% on an annual basis. See "Deductions and Charges Under the Contracts," above.


    The net investment factor for the Valuation Period is the sum of
1.00000000 plus the net investment rate for the Valuation Period ("Net Investment Factor").

    The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the net investment factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

    4.  VALUATION OF FUND ASSETS

    The value of the assets of the Fund is the value of the securities held by the Fund plus any cash or other assets minus all liabilities.

    The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Portfolio securities will be valued using the best method currently available as determined by the Board of Managers of the Fund. Securities with a maturity or remaining maturity of 60 days or less (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. In periods of declining interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be higher than the yield derived by using a method of valuation based upon market prices and estimates; in periods of rising interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be lower than the yield derived by using a method of valuation based upon market prices and estimates. For purposes of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities with a remaining maturity of more than 60 days currently are valued on each Valuation Date generally at the mean between the most recent bid and asked prices or yield equivalent as obtained from dealers that make markets in such securities. Investments for which market quotations are not readily available as of the close of trading on relevant markets on each Valuation Date are valued at prices deemed best to reflect their fair value as determined in good faith by or under the direction of the Board of Managers of the Fund in a manner authorized by the Board of Managers and applied on a consistent basis. The Board of Managers of the Fund has determined that the fair value of Eurodollar certificates of deposit generally will be the market price thereof at the close of trading on European exchanges, unless events between such close and the close of trading on the New York Stock Exchange require a different valuation, in which case the Board of Managers will promptly consider what other method of valuation should be applied to determine fair value.

    The Board of Managers monitors on an ongoing basis the methods of valuation used to determine what action, if any, should be taken to assure that portfolio securities of the Fund are valued at fair value as determined in good faith by the Board of Managers.

    5.  REDEMPTION



    A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan, redeem the Contract, in whole or in part (but, if in part, not less than $500), by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed, less any applicable contingent deferred sales charges and unpaid administration deductions referred to under "Deductions and Charges Under the Contracts," above. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

    In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

    The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

    6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

    In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving Beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. No contingent deferred sales charge is made in the case of such death. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under
Section 401(a) of the Code. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. The terms of such documents should be consulted to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

    Subject to the foregoing the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

    Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

    The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below


    In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, payments under a Contract will be made as described in "Settlement Options," below.


    7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

    Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:


    (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or


    (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

    If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

    8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

    A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Administration deductions will not accrue during Contract Years in which no Stipulated Payments are made.

    9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

    While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

    If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

    10.  SETTLEMENT OPTIONS

    At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.


    Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.


    Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.


    Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

    The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.


    In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

    The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Qualified Contracts issued in connection therewith. Similarly, the distribution rules which Non-Qualified Contracts must satisfy in order to qualify as "annuity contracts" under the Code may also limit available Settlement Options under Non-Qualified Contracts. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of the distribution rules.

    The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts and to Qualified Contracts purchased under this Prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Persons considering the purchase of a Contract and Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

    Neither this Prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Qualified Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and
Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

    Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

    FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

    SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN.
An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

    THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

    For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

  ($10,000 - (30.55 X 10))  X  $2.05 = (5,000 - 305.5)  X  2.05 = 4,694.5  X  $2.05  =$9,623.73
   -------
    $2.00

    FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

    FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part (but, if in part, not less than $500) at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

    It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

    SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

    Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

    SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

    Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

C.  ANNUITY PERIOD

    1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

    (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

    A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Qualified Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

    (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

    The Franklin offers three forms of Immediate Variable Annuity Contracts:
the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement
Options," above.

    Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

    2.  THE ANNUITY UNIT

    The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected, on a variable basis.


    The value of the Annuity Unit as of July 1, 1981 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.



    Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

    3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

    When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.


    The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

    For Contracts utilizing sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

    The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.


    Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

    4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

    The number of Annuity Units credited to a Contract on the initial Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

    5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

    In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and
(2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

    Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Effective Date of the Contract, even though changes in those net asset values have occurred during that 10-day period.


    As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with employer-related plans subject to the decision of the Supreme Court in ARIZONA GOVERNING COMMITTEE v. NORRIS. See "Annuity Payments," above.


    The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

    6.  ASSUMED NET INVESTMENT RATE

    The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                   INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

    The long-term compounding of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with preservation of capital and the maintenance of liquidity is the primary investment objective of the Fund. This objective does not necessarily require investment in long-term securities since the nature of annuity contracts themselves connotes a long-term relationship; the continual retention and reinvestment of proceeds from matured short-term securities provides the long-term compounding of income. The Board of Managers of the Fund has determined that, in keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities having maturities or remaining maturities of one year or less and not more than 20% will be invested in securities having maturities or remaining maturities of between one and two years. The Board of Managers of the Fund will give consideration to the creditworthiness of the issuers of all money market securities in which the Fund proposes to invest prior to such investment. The Fund's investment authority is also limited by regulations of the Securities and Exchange Commission. See "Legal Restrictions," below.


    The following investment policies summarize the instruments in which the Fund may invest in order to achieve its primary investment objective, all of which will be in United States dollar obligations:

    (a)  OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES:
Obligations issued by or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. These include a variety of securities issued by the United States Treasury which are direct obligations of the United States Government and which differ only in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than five years. These also include securities issued or guaranteed by United States Government agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal National Mortgage Association, Government National Mortgage Association and the Farmers Home Administration. Some obligations of United States Government agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others, by the right of the issuer or guarantor to borrow from the United States Treasury; while still others are supported only by the credit of the agency or instrumentality. Accordingly, depending upon the particular obligations of United States agencies and instrumentalities purchased, at any given time the Fund's investment in these obligations may be supported only by the credit of such agencies or instrumentalities.

    (b) BANK OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit (including certificates of deposit issued by London branches of United States banks- "Eurodollar C.D.'s"), bankers' acceptances, and short-term notes of banks (domestic or Canadian) having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements (including foreign branches of domestic banks). While normally these large domestic banks will be members of the Federal Reserve System and have deposits insured by the Federal Deposit Insurance Corporation, these are not investment requirements. Accordingly, the securities purchased by the Fund and issued by domestic banks may or may not be insured by the Federal Deposit Insurance Corporation, or, if insured, may not be insured for the full amount purchased. (The purchase of obligations issued by foreign branches of domestic banks, including Eurodollar C.D.'s, and by Canadian banks involves investment considerations that are different in some respects from those associated with obligations of domestic issuers, including the possible imposition of withholding taxes on interest income or exchange controls, expropriation, confiscatory taxation, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, limitations on the removal of funds, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a Canadian bank or foreign branch of a domestic bank. To the extent the Fund purchases Eurodollar C.D.'s, consideration will be given to their marketability and possible restrictions on international currency transactions.) Eurodollar C.D.'s will be considered to be one industry for the purpose of the fundamental restrictions set out below, and thus no more than 25% of the Fund's assets at the time of purchase will be invested in Eurodollar C.D.'s.

    (c) SAVINGS ASSOCIATION OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit, and other short-term notes of domestic mutual savings banks and savings and loan associations having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements. The deposits of these savings associations may or may not be insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Accordingly, the securities purchased by the Fund and issued by savings associations may or may not be insured, or, if insured, may not be insured for the full amount purchased.

    (d) COMMERCIAL PAPER: Short-term obligations of domestic issuers which at the time of investment are (i) rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., or (ii) if not rated, issued by a company which at the date of investment has any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.) Commercial paper obligations may include variable amount master demand notes which are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Generally these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of domestic issuers. If master demand notes are rated by credit rating agencies, the Fund will invest in them only if such notes meet the Fund's rating standards for investment in all commercial paper, described above. If master demand notes are not rated, the Fund will invest in such notes only if the issuer thereof has, at the date of investment, any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. The Fund does not have any specific limits on the amount it may invest in master demand notes. (See Appendix for an explanation of these ratings.)

    (e) OTHER CORPORATE DEBT SECURITIES: Other marketable, nonconvertible corporate debt securities of domestic issuers, including bonds and debentures, which at the time of purchase have two years or less remaining to maturity and are rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.)

    (f) CANADIAN GOVERNMENT SECURITIES: United States dollar denominated securities, such as bonds and Treasury bills, issued or guaranteed by the Government of Canada, a province of Canada, or their instrumentalities or political subdivisions. Some of these securities may be supported by the full faith and credit of the Canadian Government while others may be supported only by the credit of the province, instrumentality or political subdivision. Accordingly, depending upon the particular securities issued by Canadian provinces, instrumentalities or political subdivisions purchased, at any given time the Fund's investment in these securities may be supported only by the credit of such provinces, instrumentalities or political subdivisions. See "Bank Obligations" above regarding investment considerations involving Canadian issues.

    (g) REPURCHASE AGREEMENTS: A short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or a United States securities dealer. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total net assets would then be so invested-considering only the remaining days to maturity of existing repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940. The underlying securities could be any of those described above (normally securities of the United States Government or its agencies and instrumentalities).

    In addition, the Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. During the time such securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or the Fund may receive an agreed-upon fee from the borrower who has delivered equivalent collateral. Loans will be subject to termination at the Fund's or the borrower's option. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

    The Board of Managers of the Fund has set guidelines and standards for review of investments in repurchase agreements and the creditworthiness of the seller thereof, and monitors the actions of the Fund's investment advisor in entering into repurchase agreements. Repurchase agreements may involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the collateral, decline in collateral value and loss of interest.

    The Fund will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Investment yields on relatively short-term obligations such as will compromise the Fund's portfolio are subject to substantial and rapid fluctuation. The value of the Fund's assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold, may return less than its cost. Thus, current yield levels should not be considered representative of yields for any future period of time. Because of the variability of interest rates and the risks inherent in investing in money market securities, including those risks discussed above with respect to securities of foreign branches of domestic banks and of Canadian banks, there can be no assurance that the Fund's investment objective will be attained. In addition, to the extent that investments are made in instruments of non-governmental issuers (and of governmental issuers, except those instruments backed by the full faith and credit of that government), these assets, despite their favorable credit ratings, are subject to some risk of default. Moreover, should many Contract Owners redeem their Contracts or transfer from the Fund to some other annuity product of The Franklin at about the same time, the Fund might have to sell portfolio securities at a time when it would be disadvantageous to do so, and at a lower price than if such securities were held to maturity. There can be no assurance that the Cash Value of the Contracts during the years prior to the Variable Annuitant's initial Annuity Payment Date or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments made under the Contracts.

    Except as limited by the fundamental investment restrictions below, the foregoing investment policies are not fundamental and the Board of Managers of the Fund may change such policies without approval of the Contract Owners. However, the primary investment objective is fundamental and may not be changed without such approval.

    The following are the fundamental investment restrictions applicable to the
Fund:

    (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets at the time of purchase will be invested in any one industry or group of related industries, except that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or in bankers' acceptances, repurchase agreements or certificates of deposit of domestic banks. For purposes of this restriction, telephone, gas and electric utilities each shall be considered a separate industry. In addition, banks, savings associations, personal credit institutions, business credit institutions and insurance companies shall each be considered a separate industry.

    (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3), below.

    (3) The Fund will not borrow money except for temporary or emergency purposes, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets; provided, however, that the Fund may borrow money up to one-third of its assets, not to increase its income but to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. So long as such borrowings exceed 5% of the value of the Fund's assets, the Fund will not make any new investments. In addition, to the extent such borrowings exceed the 5% limit and cause a subsequent reduction of the required asset coverage, the Fund will reduce the amount of its borrowings to comply with the appropriate asset coverage required under the Investment Company Act of 1940.

    (4) The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets except in an amount not in excess of 15% of the value of its assets to secure borrowings made in accordance with investment restriction (3) above.

    (5) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

    (6) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

    (7) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire qualified debt obligations or other money market securities and enter into repurchase agreements referred to above (provided, however, that the aggregate value of repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets), and may lend its portfolio securities (provided that such loans do not in the aggregate exceed 20% of the value of the Fund's assets) if such loans are made according to the guidelines of the Securities and Exchange Commission and the Board of Managers of the Fund, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

    (8) The Fund will not engage in the purchase or sale of commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

    (9) The Fund will not purchase securities (other than under repurchase agreements of not more than seven days' duration-considering only the remaining days to maturity of each existing repurchase agreement-or master demand notes) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excepting from this restriction securities that are subject to such resale restrictions but which, in the judgment of The Franklin, are readily redeemable on demand), if as a result of any such purchase, more than 10% of the value of the Fund's assets would be invested in such securities.

    (10) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) The Fund will not make short sales of securities or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

    (12) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

    (13) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities (for this purpose, all indebtedness of an issuer shall be deemed a single class); except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

    The primary investment objective and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the objective or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

    The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

    (14) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

    (15) The Fund will not invest in companies for the purpose of exercising control or management.

    (16) The Fund will not invest in the securities of other investment companies.

    (17) The Fund will not invest more than 5% of the value of its assets in securities of issuers (other than issuers of United States agency securities) which, with their predecessors, have a record of less than three years' continuous operation.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or net assets will not be considered a violation.

LEGAL RESTRICTIONS

    The Securities and Exchange Commission imposes restrictions on the investment authority of money market funds, such as the Fund, which are more restrictive than the policies and restrictions of the Fund described above. In general, such restrictions provide that a money market fund may not purchase any instrument with a remaining maturity greater than 13 months or maintain a dollar-weighted average portfolio maturity which exceeds ninety days. In addition, money market funds are limited to making investments in United States dollar-denominated investments which its board of directors determines present minimal credit risk and which are at the time of acquisition rated (or which have been issued by an issuer that has been rated) in one of the two highest rating categories by at least two national rating agencies or, if unrated, that the money market fund's board of directors determines are of comparable quality to a security so rated. Money market funds are also generally prohibited from acquiring a security if, after such acquisition, (i) more than 5% of the money market fund's assets would be invested in the securities of the issuer of the acquired security, or (ii) if the acquired security is not rated in the highest category by at least two national rating agencies or is not an unrated security of comparable quality, more than 1% of the money market fund's assets would be invested in the securities of the issuer of the acquired security or more than 5% of the money market fund's assets would be invested in securities that are not rated in the highest category by at least two national rating agencies or that are not of comparable quality. The foregoing percentage restrictions do not apply to securities issued or guaranteed as to principal by the United States or by an instrumentality of the United States and such securities may be purchased with remaining maturities of up to two years. The acquisition of a security that is rated by only one national rating agency must be approved by the money market fund's board of directors.

SPECIAL INVESTMENT CONSTRAINTS


    The amount of assets that the Fund may invest in the securities of any one issuer is restricted by the Fund's fundamental investment restrictions and the regulations of the Securities and Exchange Commission and the Internal Revenue Service. See "Federal Income Tax Status - The Contracts: Non-Qualified Plans," below. Under the most restrictive of these provisions, the Fund generally may not invest more than 5% of its assets in the securities of any issuer, except that it may invest up to 55% of its assets in securities issued or guaranteed as to principal by the United States government. It is anticipated that the combination of these restrictions and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. As of December 31, 1996, the Fund's total assets were $2,001,016 (compared to total assets of $2,228,049 as of June 30, 1996 and total assets of $2,308,143 as of December 31, 1995), and the maximum amount that the Fund was permitted to invest in the commercial paper of any one issuer was approximately $100,050. Due to market conditions, it is more difficult to purchase an issue of commercial paper in an amount less than $100,000. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund.

                              FEDERAL INCOME TAX STATUS

INTRODUCTION

    The Contracts are designed for use by individuals in connection with Qualified Plans or Non-Qualified Plans under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.


THE FRANKLIN

    The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

    Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

    Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund.

THE CONTRACTS: QUALIFIED PLANS

    The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

    Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

    The Qualified Contracts are designed for use in connection with several types of Qualified Plans, as described generally below.

               A.  QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

    Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.


    The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59-1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

    If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.

B.  H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

    Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

    The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

C.  SECTION 403(b)  ANNUITIES

    Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c)(3) of the Code to purchase annuity contracts for their employees subject to special tax rules.


    If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to FICA (Social Security) taxes. Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.


    Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, these limitations generally do not apply to distributions which are attributable to assets held as of December 31, 1988. In general, therefore, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to these limitations. In addition, these limitations do not apply to contributions made other than by a salary reduction agreement. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

    The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above, also applies to
Section 403(b) annuity contracts.

D.  INDIVIDUAL RETIREMENT ANNUITIES

1.  SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

    Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions, if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

    Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(b) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

    Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less) . In addition, this deduction will be allowed for individuals who are active participants in Qualified Plans with annual adjusted gross income that is not above $25,000 ($40,000 for married individuals filing a joint return). This deduction will be phased out for individuals who are active participants in Qualified Plans with annual adjusted gross income between $25,000 and $35,000 ($40,000 and $50,000 for married individuals filing a joint return), and will not be allowed for such active participants with annual adjusted gross income above $35,000 ($50,000 for married individuals filing a joint return). The active participant status of both spouses is taken into account in determining the deductible limit. In addition, an individual will not be considered married for a year in which the individual and the individual's spouse (1) file separate returns and (2) did not live together at any time during the year. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if, for example, an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her spouse.


    Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.


2.  SECTION 408(K) SIMPLIFIED EMPLOYEE PENSIONS

    An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, employers may contribute to the Individual Retirement Annuities of their employees subject to the limitation in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under Section 401(k) of the Code and are subject to a $7,000 limitation, adjusted for inflation. In general, the employee may also contribute and deduct an additional amount not in excess of the lesser of (a) $2,000 or (b) 100% of compensation, subject to the phaseout discussed above, if the Simplified Employee Pension meets the qualifications for an Individual Retirement Annuity.


   In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," immediately above, apply to a Simplified Employee Pension.

THE CONTRACTS: NON-QUALIFIED PLANS

   In the case of Non-Qualified Contracts issued in connection with retirement or deferred compensation plans which are Non-Qualified Plans, the provisions of the Plan determine the tax treatment of Plan participants.

   For example, contributions to, or deferred compensation in connection with, Non-Qualified Plans may or may not be currently taxable to participants.

   Payments received under a Non-Qualified Contract are subject to tax under
Section 72 of the Code. If payments are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

   A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or in part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, or (ii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, or contract transfer.

   Further, in general, in the case of a payment received under a Non-Qualified Contract in a taxable year beginning after December 31, 1986, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2;
(ii) allocable to investments in the Contract before August 14, 1982, (iii) made on or after the death of the holder; (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

   A Non-Qualified Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributable to such Non-Qualified Contract are not, in accordance with Treasury regulations, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

AGGREGATION OF CONTRACTS

Under a provision of the federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with Qualified Plans) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for thepurpose of determining the amount of any distribution, not in the form of an annuity, that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts. It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuity Contracts or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

INCOME TAX WITHHOLDING

   Withholding of federal income tax is generally required from distributions from Qualified Plans and Non-Qualified Plans, or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts:
Qualified Plans," above, and "The Contracts: Non-Qualified Plans," above, regarding the taxation of Distributions.

   Federal income tax is generally required to be withheld from all or any portion of a Distribution made on or after January 1, 1993 that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (i) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more or (ii) a minimum distribution required pursuant to Section 401(a)(9) of the Code and (iii) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an Individual Retirement Annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

   Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a nonperiodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

   The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.

                                      MANAGEMENT

   The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, separate accounts of The Franklin having investment objectives of long-term appreciation of capital through investment appreciation and retention and reinvestment of income derived mainly from investments in equity securities, particularly common stocks. The assets of Fund A are held with respect to Variable Annuity contracts used in connection with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code and those of Fund B are held with respect to Variable Annuity contracts used for retirement planning for individuals and not in connection with qualified plans and trusts, individual retirement annuities or employer-related plans that are accorded such special tax treatment.

   The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                    VOTING RIGHTS

    All Contract Owners will have the right to vote upon:

    (1) The initial approval of any investment management agreement and any amendment thereto.


    (2)  Ratification of an independent auditor for the Fund.

    (3) Any change in the primary investment objective or fundamental investment restrictions of the Fund.

    (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

    (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

    (6)  Any other matter submitted to them by the Board of Managers.

    The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

    An employee covered by an H.R. 10 Plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to the Qualified Contract. An employee covered by a Qualified Contract issued in connection with a qualified pension or profit-sharing plan described in Section 401 of the Code will have the right to instruct the Contract Owner with respect to votes attributable to his or her payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Qualified Contract. If Annuity Payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the Annuity Payments related to the Contract.

   Qualified Contract Owners will cast votes with respect to which instructions have been received in accordance with such instructions. Votes with respect to which employees, Variable Annuitants or other persons to whom payments are being made under a Qualified Contract are entitled to instruct the Contract Owner, but for which the Contract Owner has received no instructions, shall be cast by the Contract Owner for or against each proposal to be voted on in the same proportion as votes for which instructions have been received by such Contract Owner. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at his or her sole discretion. Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as among the Fund, The Franklin and other persons having voting rights with respect to the Fund.

   Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

   The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                            DISTRIBUTION OF THE CONTRACTS


   Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

   The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 2% of such Stipulated Payments.
                                   STATE REGULATION

   As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

   In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

   For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.


                                  REPORTS TO OWNERS

   The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

   Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.


                                REGISTRATION STATEMENT

   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

            OTHER VARIABLE ANNUITY CONTRACTS; EFFECT OF NON-QUALIFICATION

   The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

   In the event that a plan intended to qualify as a Qualified Plan under the Code fails to meet the applicable qualification requirements under the Code (including Section 818(a)) or in the event a Qualified Plan ceases to qualify thereunder, The Franklin shall have the right, upon receiving notice of such non-qualification, to treat any such Contract issued in connection with such a plan as a Non-Qualified Contract participating in the Fund.

                                  YIELD INFORMATION


   In accordance with regulations adopted by the Securities and Exchange Commission, the Fund has computed an annualized yield and an effective yield for a seven-day period ending on the date of the Fund's most recent balance sheet. The annualized yield is computed by determining the net change, exclusive of realized gains and losses from the sale of investments and unrealized appreciation and depreciation on investments, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the seven-day period (the "base period return") and multiplying this result by 365/7 to obtain an annualized yield. The annualized yield for the seven calendar day period ended December 31, 1996 was 3.49%.The effective yield is computed by compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 7, and substracting one from the result. The effective yield for the seven calendar day period ended December 31, 1996 was 3.55%. The effective yield is higher because it represents a compound yield, i.e., it assumes that the increase in account value represented by the base period return is reinvested.


   Yield as determined with respect to a portfolio composed primarily of money market securities normally will fluctuate on a daily basis and is affected by changes in interest rates on money market securities, average portfolio maturities, the type and quality of portfolio securities held and the expenses of the Fund. Therefore, the yield for any given past period should not be considered as a representation of the yield for any future period.

   In addition, although yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives, it should be kept in mind that the Fund's yield cannot be compared to the yield on bank deposits and other investments which pay fixed yields for a stated period of time and that other investment companies may calculate yield on additional bases. When comparing the yields of investment companies, consideration should be given to the quality and maturity of the portfolio of securities of each company as well as to the type of expenses incurred. In this connection, it should be noted that the accrued expenses of the Fund differ from those incurred under conventional money market funds that do not offer variable annuity contracts in that additional charges are made against the Fund relating to The Franklin's assumption of mortality and expense risks under the Contract. See "Mortality and Expense Risk Charge," above. In addition, the yield information contained herein does not reflect administration deductions from Stipulated Payments or deductions for premium taxes, which would reduce the yield and effective yield contained herein. Furthermore, unlike investments in conventional money market funds which may be held on a non-qualified basis by the investor, investment income earned by the Fund during the accumulation period is not currently taxable to holders of Contracts. See "Federal Income Tax Status," above.


               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                           PAGE IN STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          ----------------------


General Information . . . . . . . . . . . . . . . . .                 3
Investment Objectives . . . . . . . . . . . . . . . .                 3
Limitations on Settlement Options . . . . . . . . . .                 3
Management. . . . . . . . . . . . . . . . . . . . . .                 5
Investment Advisory and Other Services. . . . . . . .                 7
Distribution of The Contracts . . . . . . . . . . . .                 8
Portfolio Turnover and Brokerage. . . . . . . . . . .                 9
Safekeeper of Securities. . . . . . . . . . . . . . .                10
Legal Matters . . . . . . . . . . . . . . . . . . . .                10
Experts . . . . . . . . . . . . . . . . . . . . . . .                10
Index to Financial Statements . . . . . . . . . . . .               F-1

                            APPENDIX-DEBT SECURITY RATINGS

STANDARD & POOR'S CORPORATION-BOND RATINGS

   AAA-Highest grade. Capacity to pay principal and interest is extremely strong. AA-High grade. Capacity to pay principal and interest is very strong, and in the majority of instances these bonds differ from AAA issues only in a small degree. A-Strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC.-BOND RATINGS

   Aaa-Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger. A-Upper medium grade. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

COMMERCIAL PAPER RATINGS

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 rating (highest quality) by Standard & Poor's indicates that the degree of safety regarding timely repayment is strong. An A-2 rating indicates that capacity for timely payment is satisfactory, although the relative degree of safety is not as high as for issues designated A-1. An A-3 rating indicates adequate capacity for repayment but with more vulnerability to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers (or institutions supplying credit support) rated Prime-1 (Moody's highest rating) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers (or institutions supplying credit support) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers (or institutions supplying credit support) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

PROSPECTUS




FRANKLIN LIFE MONEY
MARKET VARIABLE
ANNUITY FUND C


INDIVIDUAL VARIABLE
ANNUITY CONTRACTS


ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713





                          Complete and return this form to:


The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591


Please send me the Statement of Additional Information dated April 30, 1997 for Franklin Life Money Market Variable Annuity Fund C.



--------------------------------------------------------------------------------
                                       (Name)


--------------------------------------------------------------------------------
                                      (Street)


--------------------------------------------------------------------------------
(City)                              (State)                           (Zip Code)

                                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                                       ISSUED BY




    FRANKLIN LIFE MONEY MARKET              THE FRANKLIN LIFE INSURANCE COMPANY
         VARIABLE ANNUITY                           #1 FRANKLIN SQUARE
             FUND C                              SPRINGFIELD, ILLINOIS 62713
                                                  TELEPHONE (800) 528-2011



                         STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1997 relating to the offering of individual variable annuities for use as individual retirement annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for special federal tax treatment under the Internal Revenue Code. A copy of the Prospectus may be obtained by writing to The Franklin Life Insurance Company at the address set forth above (Attention:
Box 1018) or by calling (800) 528-2011, extension 2591.



--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1997.

                                  TABLE OF CONTENTS

                                                                            PAGE

    General Information  . . . . . . . . . . . . . . . . . . . . . .         3

    Investment Objectives. . . . . . . . . . . . . . . . . . . . . .         3

    Limitations on Settlement Options. . . . . . . . . . . . . . . .         3

    Management . . . . . . . . . . . . . . . . . . . . . . . . . . .         5

    Investment Advisory and Other Services . . . . . . . . . . . . .         7

    Distribution of The Contracts. . . . . . . . . . . . . . . . . .         8

    Portfolio Turnover and Brokerage . . . . . . . . . . . . . . . .         9

    Safekeeper of Securities . . . . . . . . . . . . . . . . . . . .        10


    Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . .        10


    Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10

    Index to Financial Statements. . . . . . . . . . . . . . . . . .       F-1

                                 GENERAL INFORMATION

   The individual variable annuity contracts offered by the Prospectus dated April 30, 1996 (the "Prospectus") are designed primarily to provide annuity payments which will vary with the investment performance of Franklin Life Money Market Variable Annuity Fund C (the "Fund"), a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. Reference is made to the Prospectus, which should be read in conjunction with this Statement of Additional Information. Capitalized terms not otherwise defined in this Statement of Additional Information shall have the meanings designated in the Prospectus.


   American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

   American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of January 29, 1997.

                                INVESTMENT OBJECTIVES

   The investment objectives and policies of the Fund are described under "Investment Policies and Restrictions of the Fund" in the Prospectus.


                          LIMITATIONS ON SETTLEMENT OPTIONS

A.  LIMITATIONS ON CHOICE OF SETTLEMENT OPTION

    Described below are certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts and to Qualified Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

    The Internal Revenue Service has proposed regulations relating to required distributions from qualified plans, individual retirement plans, and annuity contracts under Section 403(b) of the Code. These proposed regulations may limit the availability of the Settlement Options in Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. The proposed regulations are generally effective for calendar years after 1984; persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the proposed regulations on the Settlement Option or Options he or she is contemplating.

    FIRST OPTION-LIFE ANNUITY.   Under Qualified Contracts issued for use as
Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable

Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule.

   Under Non-Qualified Contracts, the limitations of the preceding paragraph (other than the parenthetical clause) apply.

   SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. Under Qualified Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the selected period does not extend beyond the life expectancy of the Variable Annuitant (or the life expectancy of the Variable Annuitant and his or her Beneficiary). Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless
(i) the selected period does not extend beyond the life expectancy of the Beneficiary and (ii) the distribution to the Beneficiary commences not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and the surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding sentence. This Option is also not available under Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

   Under Non-Qualified Contracts the limitations of the second and third sentences of the preceding paragraph (other than the parenthetical clause) apply.

   THIRD OPTION-UNIT REFUND LIFE ANNUITY. This Option is not available under Qualfied Contracts issued for use as Individual Retirement Annuities. Also, under Qualified Contracts issued in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule. This Option is also not available in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

   Under Non-Qualified Contracts the limitations of the second and third sentences of the preceding paragraph (other than the parenthetical clause) apply.

   FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. Under Qualified Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the secondary variable annuitant is the spouse of the Variable Annuitant or unless certain minimum distribution incidental benefit requirements of the proposed regulations are met. Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary under a Non-Qualified Contract or a Qualified Contract issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

   FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. Under Qualified Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the limitations described in the Second Option, above, applicable to such Qualified Contracts, are satisfied, except that this Option is otherwise available to a Beneficiary where the Variable Annuitant dies before Annuity Payments have commenced, if the designated period does not exceed a period that terminates five years after the death of the Variable Annuitant or the substituted surviving spouse, as the case may be. In addition, this Option is not available if the number of years in the selected period over which Annuity Payments would otherwise be paid plus the attained age of the Variable Annuitant at the initial Annuity Payment Date would exceed 95.

   Under Non-Qualified Contracts this Option is not available to a Beneficiary where the Variable Annuitant dies before Annuity Payments have commenced, unless either the limitations described in the Second Option, above, applicable to such Non-Qualified Contracts are satisfied, or the selected period does not exceed a period that terminates five years after the death of the Variable Annuitant or the substituted surviving spouse, as the case may be.

   SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Option is not available under Qualified Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans. This Option also is not available to a Beneficiary under a Non-Qualified Contract where the Variable Annuitant dies before Annuity Payments have commenced, unless the amount selected results in a distribution period which either satisfies the limitations described in the Second Option, above, applicable to such Non-Qualified Contracts, or which terminates not more than five years after the death of the Variable Annuitant or the substitute surviving spouse, as the case may be.

   SEVENTH OPTION-INVESTMENT OPTION. This Option is not available under Qualified Contracts issued in connection with any Qualified Plan. If the Variable Annuitant dies before Annuity Payments have commenced, this Option also is not available to a Beneficiary under a Non-Qualified Contract.

B. LIMITATIONS ON COMMENCEMENT OF ANNUITY PAYMENTS


   The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than age 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. For example, under Qualified Contracts, other than those issued for use as Individual Retirement Annuities, the Contract Owner may not defer the initial Annuity Payment Date beyond April 1 of the calendar year following the later of the calendar year in which the Variable Annuitant (i) attains age 70-1/2, or (ii) retires, and must be made in a specified form or manner. In addition, if the plan participant is a "5 percent owner" (as defined in the Code), or if the Contract is issued for use as an Individual Retirement Annuity, distributions generally must begin no later than the date described in (i). The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

                                      MANAGEMENT

   The following persons hold the positions designated with respect to the Board of Managers. The table also shows any positions held with The Franklin and Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin which serves as distributor for the Contracts. (See "Distribution of the Contracts," below.)

NAME AND ADDRESS             PRINCIPAL OCCUPATIONS         POSITIONS HELD
                             DURING THE PAST 5 YEARS       WITH THE FUND

ROBERT G. SPENCER*           Officer of The Franklin;      Chairman and
 #1 Franklin Square          currently, Vice President of  Member, Board of
 Springfield, Illinois 62713 of The Franklin; prior to     Managers
                             1996, also Treasurer of The
                             Franklin and Treasurer and
                             Assistant Secretary of
                             Franklin Financial Services
                             Corporation.


ELIZABETH E. ARTHUR*         Officer of The Franklin;      Secretary, Board of
 #1 Franklin Square          currently, Vice President     Managers
 Springfield, Illinois 62713 Assistant Secretary, and
                             Associate General Counsel of
                             The Franklin.  Ms. Arthur also
                             serves as Assistant Secretary
                             of Franklin Financial Services
                             Corporation.


DR. ROBERT C. SPENCER        Visiting Professor of         Member, Board of
 2303 South 3rd Avenue       Government, Montana State     Managers
 Bozeman, Montana 59715      University, since 1992;
                             Professor of Government and
                             Public Affairs, Sangamon
                             State University, prior
                             thereto.

JAMES W. VOTH                Chairman, Resource Inter-     Member, Board of
 50738 Meadow Green Court    national Corp., South Bend    Managers
 Granger, Indiana 46530      Indiana (marketing, manu-
                             facturing and engineering
                             service to industry); prior
                             to 1993, also President of
                             Resource International Corp.

CLIFFORD L. GREENWALT        Director, President and Chief Member, Board of
 607 East Adams Street       Executive Officer, CIPSCO     Mangers
 Springfield, Illinois 62739 Incorporated, since October
                             1990 (utility holding com-
                             pany); Director, President
                             and Chief Executive Officer,
                             Central Illinois Public Serv-
                             ice Company, Springfield,
                             Illinois (a subsidiary of
                             CIPSCO Incorporated); Director
                             Electric Energy, Inc., Joppa,
                             Illinois; Director, First of
                             America Bank, Kalamazoo, Mich-
                             igan; Director, First of
                             America Bank - Illinois, N.A.
                             (a subsidiary of First of
                             America Bank).

*DENOTES INDIVIDUALS WHO ARE "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940) OF THE FUND, THE FRANKLIN OR FRANKLIN FINANCIAL SERVICES CORPORATION BY REASON OF THE CURRENT POSITIONS HELD BY THEM AS SET FORTH IN THE ABOVE TABLE.


   The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "Fund Complex" in accordance with the rules of the Securities and Exchange Commission to all members of the Board of Managers for the year ended December 31, 1996. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1996. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1997 will not exceed $4,200.


    NAME OF PERSON, POSITION      AGGREGATE COMPENSATION   TOTAL COMPENSATION
                                     RELATING TO FUND     RELATING TO FUND AND
                                                          FUND COMPLEX PAID TO
                                                               EACH MEMBER


    Each member of the Board of
    Managers (except Robert G.              $1,400              $4,200(1)(2)
    Spencer)


                             ----------------------------
(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid to members of the Board of Managers who are not officers, directors or employees of The Franklin for service on the Boards of Managers of Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B.

   Neither any member of the Board of Managers nor the Secretary of the Fund was, as of April 21, 1997, the owner of any contract participating in the investment experience of the Fund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

   The Franklin acts as investment manager of the Fund pursuant to an Investment Management Agreement executed and dated January 31, 1995, which was approved by Contract Owners at their annual meeting held on April 17, 1995 and was renewed to January 31, 1998 by the Board of Managers of the Fund at its meeting on January 20, 1997. The method of determining the advisory charge is described in the Prospectus under "Investment Management Service Charge."


   The Investment Management Agreement:

   (1) May not be terminated by The Franklin without the prior approval of a new investment management agreement by a "majority" (as that term is defined in the Investment Company Act of 1940) of the votes available to the Contract Owners, and may be terminated without the payment of any penalty on 60 days' written notice by a vote of the Board of Managers of the Fund or by a vote of a majority of the votes available to the Contract Owners.

   (2) Shall continue in effect from the date of its execution until the second anniversary of such execution date and thereafter shall continue in effect from year to year but only if such continuance is specifically approved at least annually by the Board of Managers or by a vote of a majority of the votes available to Contract Owners, provided that in either case the continuation is also approved by the vote of a majority of the Board of Managers who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or of The Franklin, cast in person at a meeting called for the purpose of voting on such approval.

   (3) Shall not be amended without prior approval by a majority of the votes available to the Contract Owners.

   (4) Shall terminate automatically on "assignment" (as that term is defined in the Investment Company Act of 1940).

   A "majority" of the votes available to the Contract Owners is defined in the Investment Company Act of 1940 as meaning the lesser of (i) Contract Owners holding 67% or more of the voting power of the Contract Owners present at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (ii) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund. For the voting rights of Contract Owners, see "Voting Rights," in the Prospectus.

   Under the Investment Management Agreement, The Franklin, subject to the control of the Board of Managers of the Fund, is authorized and has the duty to manage the investment of the assets of the Fund, subject to the Fund's investment policies and the restrictions on investment activities set forth in the Prospectus, and to order the purchase and sale of securities on behalf of the Fund. In carrying out its obligations to manage the investment of the assets of the Fund, The Franklin is committed by the Agreement, so long as it remains in force, to pay all investment expenses of the Fund other than the following, which the Fund will bear: (i) taxes, if any, based on the income of, capital gains of assets in, or existence of, the Fund; (ii) taxes, if any, in connection with the acquisition, disposition or transfer of assets of the Fund;
(iii) commissions or other capital items payable in connection with the purchase or sale of the Fund's investments; and (iv) interest on account of any borrowings by the Fund.


   Robert G. Spencer and Elizabeth E. Arthur are "affiliated persons," as defined in the Investment Company Act of 1940, of both The Franklin and the Fund by reason of the positions held by them with The Franklin and the Fund as set forth in the table under "Management," above.

    The Administration Agreement discussed under "Deductions and Charges Under the Contracts-Administration Deduction" in the Prospectus provides that The Franklin will provide all services and will assume all expenses required for the administration of the Contracts, including expenses for legal and accounting services to the Fund and the cost of such indemnification of members of the Board of Managers and officers, agents, or employees of the Fund as is provided by the Fund in its Rules and Regulations. The Franklin is not,however, obligated under the Administration Agreement to pay the investment management service charge discussed under "Investment Management Service Charge," in the Prospectus. The Administration Agreement also provides that The Franklin will from time to time adjust the assets of the Fund by withdrawing sums in cash or by transferring cash to the Fund so that the assets of the Fund will be equal to the actuarial value of the amounts payable under all outstanding Contracts having an interest in the Fund. The Administration Agreement may be amended or terminated at any time by mutual consent of the Fund and The Franklin.

                            DISTRIBUTION OF THE CONTRACTS


   Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin. Franklin Financial serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts, pursuant to a Sales Agreement with the Fund. The present Sales Agreement was approved by the Board of Managers of the Fund, and came into effect, on January 31, 1995. It was last renewed by the Board of Managers on January 20, 1997. Franklin Financial's employment will continue thereunder if specifically approved at least annually by the Board of Managers of the Fund, or by a majority of votes available to Contract Owners, provided that in either case the continuance of the Sales Agreement is also approved by a majority of the members of the Board of Managers of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or Franklin Financial. The employment of Franklin Financial as principal underwriter automatically terminates upon "assignment" (as that term is defined in the Investment Company Act of 1940) of the Sales Agreement and is terminable by either party on not more than 60 days' and not less than 30 days' notice.

   The Fund no longer issues new Contracts. To the extent that Stipulated Payments continue to be made on Contracts, the Fund may nevertheless be deemed to be offering interests in Contracts on a continuous basis. Contracts are sold primarily by persons who are insurance agents or brokers for The Franklin authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell Variable Annuities. Pursuant to an Agreement, dated December 3, 1981, between The Franklin and Franklin Financial, Franklin Financial agreed to employ and supervise agents chosen by The Franklin to sell the Contracts and to use its best efforts to qualify such persons as registered representatives of Franklin Financial, which is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Franklin Financial also may enter into agreements with The Franklin and each such agent with respect to the supervision of such agent.


   Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement with the Fund. Surrender charges imposed in connection with the redemption of a Contract and certain partial redemptions are paid to Franklin Financial as a means to recover sales expenses. Surrender charges are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by surrender charges, Franklin Financial will cover them from other assets.

   Pursuant to an Agreement between The Franklin and Franklin Financial, The Franklin has agreed to pay commissions earned by registered representatives of Franklin Financial on the sale of the Contracts and Franklin Financial has agreed to remit to The Franklin the excess of all surrender charges paid to Franklin Financial over the sales or promotional expenses incurred by Franklin Financial to the extent necessary to reimburse The Franklin for commissions or other remuneration paid in connection with sales of the Contracts. Such agreement also provides that the amount of such commissions and other remuneration not so reimbursed shall be deemed to have been contributed by The Franklin to the capital of Franklin Financial. Commissions and other remuneration will be paid by The Franklin from its General Account to the extent it does not receive reimbursement from Franklin Financial.

   Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling Contracts, where required, are also licensed as securities salesmen under state law.


   Elizabeth E. Arthur is an "affiliated person" (as that term is defined in the Investment Company Act of 1940) of both Franklin Financial and the Fund by reason of the positions held by her with Franklin Financial and the Fund as set forth in the table under "Management," above.


                           PORTFOLIO TURNOVER AND BROKERAGE

   Since the Fund's assets will be invested in securities with short maturities, the Fund's portfolio of money market instruments is expected to turn over several times a year. A meaningful portfolio turnover rate for 1996 or 1995 is not able to be calculated as a result of the short maturities of the assets in which the Fund invested during those periods.


   Decisions to buy or sell securities for the Fund will be made by The Franklin, as the Fund's investment manager, subject to the control of the Fund's Board of Managers. The Franklin, as investment manager, also is responsible for placing the brokerage business of the Fund and, where applicable, negotiating the amount of the commission rate paid, subject to the control of the Fund's Board of Managers. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. Thus, there usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. The Fund has no formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments for the Fund. It is The Franklin's intention to place such orders, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Portfolio transactions executed in the over-the-counter market will be placed directly with the primary market makers unless better executions are available elsewhere. Subject to the foregoing, The Franklin may give consideration in the allocation of brokerage business to services performed by a broker or dealer in furnishing statistical data and research to it. The Franklin may thus be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. Any such services would also be available to The Franklin in the management of its own assets and those of any other separate account. To the extent that such services are used by The Franklin in performing its investment management functions with respect to the Fund, they may tend to reduce The Franklin's expenses. However, the dollar value of any information which might be received is indeterminable and may, in fact, be negligible. The Franklin does not consider the value of any research services provided by brokers or dealers in negotiating commissions. No brokerage commissions were paid during 1996, 1995 and 1994. No officer or director of The Franklin or Franklin Financial (the principal underwriter for the Contracts), and no member of the Board of Managers, is affiliated with any brokerage firm (except with Franklin Financial Services Corporation, as described under "Investment Management Service Charge," in the Prospectus, and "Distribution of the Contracts," above) and no beneficial owner of 5% or more of the total voting power of The Franklin or any of its parents is known to be affiliated with any brokerage firm utilized by the Fund (except with Franklin Financial).

                               SAFEKEEPER OF SECURITIES

   Securities of the Fund are held by State Street Bank and Trust Company ("State Street"), which is located at 1776 Heritage Drive, North Quincy, Massachusetts, under a Custodian Agreement dated April 17, 1995 to which The Franklin and State Street are parties. The Franklin has requested that the Illinois Insurance Department approve an arrangement under which State Street would hold the securities of the Fund as sub-custodian under an agreement that would be entered into by The Franklin, State Street Bank and Trust Company of Connecticut, as custodian, and State Street, as sub-custodian. Representatives of the Securities and Exchange Commission, the Illinois Insurance Department and the NAIC zonal examination committee have access to such securities in the performance of their official duties.

                                    LEGAL MATTERS

    Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                       EXPERTS

    The statement of assets and liabilities, including the portfolio of investments, as of December 31, 1996 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity and the table of per-unit income and changes in accumulation unit value for each of the two years then ended of the Fund, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The consolidated balance sheets as of December 31, 1996 and 1995 of The Franklin, and the related consolidated statements of income, shareholder's equity and cash flows for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The table of per-unit income and changes in accumulation unit value for each of the three years in the period ended December 31, 1994 of the Fund, appearing herein, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. The consolidated statements of income, shareholder's equity and cash flows of The Franklin for the year ended December 31, 1994, appearing herein, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. Such financial statements and tables of per-unit income and changes in accumulation unit value referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                          INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE
                                                                         ----
Franklin Life Money Market Variable Annuity Fund C:

     Reports of Independent Auditors and Accountants                   F-2 - F-3

     Financial Statements:

        Statement of Assets and Liabilities, December 31, 1996               F-4

        Statement of Operations for the year ended
         December 31, 1996                                                   F-4

        Statements of Changes in Contract Owners' Equity for the
         two years ended December 31, 1996 and 1995                          F-4

        Portfolio of Investments, December 31, 1996                          F-5

        Notes to Financial Statements                                        F-6

        Supplementary Information - Per-Unit Income and Changes
         in Accumulation Unit Value for the five years ended
         December 31, 1996                                                   F-7

The Franklin Life Insurance Company and Subsidiaries:*

     Reports of Independent Auditors and Accountants                   F-8 - F-9

     Financial Statements:

        Consolidated Balance Sheet, December 31, 1996 and 1995       F-10 - F-11

        Consolidated Statement of Income for the year ended
         December 31, 1996, the eleven months ended December 31,
         1995, the one month ended January 31, 1995 and year
         ended December 31, 1994                                            F-12

        Consolidated Statement of Shareholder's Equity for the
         year ended December 31, 1996, the eleven months ended
         December 31, 1995, the one month ended January 31, 1995
         and year ended December 31, 1994                                   F-13

        Consolidated Statement of Cash Flows for the year ended
         December 31, 1996, the eleven months ended December 31,
         1995, the one month ended January 31, 1995 and year
         ended December 31, 1994                                            F-14

        Notes to Consolidated Financial Statements                   F-15 - F-41

*The consolidated financial statements of The Franklin contained herein should be considered only as bearing upon the ability of The Franklin to meet its obligations under the Contracts.

                         REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C


We have audited the accompanying statement of assets and liabilities of Franklin Life Money Market Variable Annuity Fund C, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for each of the two years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Money Market Variable Annuity Fund C at December 31, 1996, and the results of its operations for the year then ended, and the changes in its contract owners' equity and per-unit income and changes in accumulation unit value for each of the two years then ended in conformity with generally accepted accounting principles.


                                        /s/ Ernst &Young LLP

                                        ERNST & YOUNG  LLP


Chicago, Illinois
January 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C
Springfield, Illinois

We have audited the accompanying table of per-unit income and changes in accumulation unit value of Franklin Life Money Market Variable Annuity Fund C for each of the three years in the period ended December 31, 1994. This table of per-unit income and changes in accumulation unit value is the responsibility of the Fund's management. Our responsibility is to express an opinion on this table of per-unit income and changes in accumulation unit value based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the table of per-unit income and changes in accumulation unit value is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the table of per-unit income and changes in accumulation unit value. An audit also includes assessing the accounting principles used by management as well as evaluating the overall presentation of the table of per-unit income and changes in accumulation unit value. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the table of per-unit income and changes in accumulation unit value referred to above presents fairly, in all material respects, the per-unit income and changes in accumulation unit value for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.



                                   /s/ Coopers & Lybrand L.L.P.

                                   COOPERS & LYBRAND L.L.P.


Chicago, Illinois
February 1, 1995

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996



Assets
     Investments-at cost which approximates fair value
          Corporate short-term notes                             $    839,077
          U.S. Government short-term note                             997,465
                                                                 ------------
                                                                    1,836,542
     Cash on deposit                                                  160,877
     Interest receivable                                                3,597
                                                                 ------------
                    Total Assets                                    2,001,016

Liability-Due to The Franklin Life Insurance Company                    2,832
                                                                 ------------

Contract Owners' Equity
     Value of 87,386 Accumulation Units outstanding,
          equivalent to $22.86614003 per unit                     $ 1,998,184
                                                                 ------------
                                                                 ------------

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

Investment Income-Interest                                        $   111,989
Expenses
     Mortality and expense charges                     $23,215
     Investment management services                      8,171
                                                       -------
                              Total Expenses                           31,386
                                                                 ------------

                         Net Investment Income                    $    80,603
                                                                 ------------
                                                                 ------------

                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                     YEAR ENDED DECEMBER 31
                                                         1996          1995
                                                   ---------------------------
Net investment income                              $    80,603   $    106,270
Net contract purchase payments                          38,349         36,795
Reimbursement (payment) for contract guarantees             51           (148)
Withdrawals                                           (425,220)      (640,200)
Administrative expense charges                            (820)        (1,060)
                                                   ---------------------------
     Net Decrease in Contract Owners' Equity          (307,037)      (498,343)
     Contract Owners' Equity at Beginning of Year    2,305,221      2,803,564
                                                   ---------------------------

     Contract Owners' Equity at End of Year        $ 1,998,184   $  2,305,221
                                                   ---------------------------
                                                   ---------------------------


                        SEE NOTES TO FINANCIAL STATEMENTS

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996



Principal                                                           Fair
Amount                                                             Value
----------                                                        ---------
          CORPORATE SHORT-TERM NOTES
             (41.99%)
          AUTOMOTIVE (4.72%)
$95,000      Ford Motor Credit Corporation
                5.36%, due 2/11/97                                 $94,293

          FINANCE COMPANIES - CONSUMER (13.66%)
95,000       Associates Corporation of North America
                5.34%, due 1/28/97                                  94,323
95,000       Household Finance Corporation
                5.35%, due 2/4/97                                   94,294
85,000       Norwest Financial, Inc.
                5.42%, due 2/10/97                                  84,322
                                                                ------------
                                                                   272,939

          FINANCE COMPANIES - COMMERCIAL (4.72%)
95,000       General Electric Capital Corporation
                5.40%, due 2/5/97                                   94,288

          FINANCIAL SAVINGS & SERVICE (4.71%)
95,000       American Express Credit Corporation
                5.35%, due 2/18/97                                  94,195

          MACHINERY - INDUSTRIAL & CONSTRUCTION
             (4.72%)
95,000       John Deere Capital Corporation
                5.32%, due 1/23/97                                  94,368


          OILS & OIL RELATED PRODUCTS (9.46%)
95,000       Chevron Oil Finance Company
                5.40%, due 1/16/97                                  94,587
95,000       Texaco Incorporated
                5.48%, due 1/29/97                                  94,407
                                                                ------------
                                                                   188,994


                                  TOTAL CORPORATE SHORT-TERM
                                        NOTES (COST-$839,077)      839,077
                                                                ------------



          U.S. GOVERNMENT SHORT-TERM NOTE
              (49.92%)
1,005,000 United States Treasury Bill
             due 2/13/97 (cost-$997,465)                           997,465
                                                                ------------

                                   TOTAL INVESTMENTS (91.91%)
                                            (COST-$1,836,542)    1,836,542
                                                                ------------

                                 CASH, LESS LIABILITY (8.09%)      161,642
                                                                ------------


                                       TOTAL CONTRACT OWNERS'
                                              EQUITY (100.0%)   $1,998,184


                        SEE NOTES TO FINANCIAL STATEMENTS

FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at cost, which is equivalent to fair value. Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.

                 NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS
                                            YEAR ENDED DECEMBER 31
                                          1996                   1995
                                  --------------------------------------------
                                    Units        Amount    Units       Amount
                                    -----        ------    -----       ------
Balance at
  beginning of
  year                              104,641   $2,305,221   132,646  $2,803,564

Purchases                             1,740       38,349     1,801      36,795

Net
  investment
  income                                  -       80,603         -     106,270

Withdrawals
                                    (18,962)    (425,220)  (29,757)   (640,200)
Reimbursement
  (payment) for
  contract
  guarantees                              -           51         -        (148)

Administrative
  expense
  charge                                (33)        (820)      (49)     (1,060)
                                  --------------------------------------------

Balance at end
  of year                            87,386   $1,998,184   104,641  $2,305,221
                                  --------------------------------------------
                                  --------------------------------------------

NOTE D-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)

                                             YEAR ENDED DECEMBER 31
                                  1996      1995      1994      1993      1992
                              -------------------------------------------------
Investment income               $1.162    $1.203     $.846     $.617     $.746
Expenses                          .326      .309      .303      .294      .286
                              -------------------------------------------------
Net investment income             .836      .894      .543      .323      .460
Accumulation unit value:
  Beginning of year             22.030    21.136    20.593    20.270    19.810
                              -------------------------------------------------
  End of year                  $22.866   $22.030   $21.136   $20.593   $20.270
                              -------------------------------------------------
                              -------------------------------------------------

Ratio of expenses to average
  net assets                      1.44%     1.44%     1.44%     1.44%     1.44%

Ratio of net investment
  income to average net assets    3.71%     4.17%     2.58%     1.58%     2.32%

Number of accumulation units
  outstanding at end of year    87,386   104,641   132,646   159,929   210,310
-------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

                         ------------------------------

Board of Directors
    and Shareholder
The Franklin Life Insurance Company



We have audited the consolidated balance sheets of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American General Corporation) and subsidiaries (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity and cash flows for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company and subsidiaries at December 31, 1996 and 1995 and the consolidated results of their operations and their cash flows for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, in conformity with generally accepted accounting principles.

As discussed in the notes to the consolidated financial statements, in January 1995, the Company changed its method of accounting for mortgage loans.



                                        /s/ Ernst & Young LLP


                                        ERNST & YOUNG LLP


Chicago, Illinois
February 14, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


 To the Board of Directors
 and Shareholder of
 The Franklin Life Insurance Company



 We have audited the consolidated statements of income, shareholder's equity and cash flows of The Franklin Life Insurance Company and Subsidiaries for the year ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 As discussed in Note 1 to the Consolidated Financial Statements, on January 31, 1995, American Brands, Inc. completed the sale of American Franklin Company and Subsidiaries (including The Franklin Life Insurance Company) to American General Corporation. These financial statements have been prepared on a basis consistent with prior years and have not been adjusted to reflect the effects of this sale.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of The Franklin Life Insurance Company and Subsidiaries for the year ended in December 31, 1994, in conformity with generally accepted accounting principles.


                                        /s/ Coopers & Lybrand L.L.P.

                                        COOPERS & LYBRAND  L.L.P.


 203 North LaSalle Street
 Chicago, Illinois
 February 1, 1995

                         THE FRANKLIN LIFE INSURANCE COMPANY
                              CONSOLIDATED BALANCE SHEET
                                    (In millions)

                                                          DECEMBER 31
                                                   -------------------------
      ASSETS                                           1996       1995
                                                   -------------------------
Investments
    Fixed maturity securities(amortized cost:
      $5,152.3; $5,109.5)                         $  5,476.5    $5,681.8
    Mortgage loans on real estate                      607.0       595.3
    Equity securities (cost: $2.0; $2.4)                 5.0         3.7
    Policy loans                                       327.4       322.8
    Other long-term investments                         47.6        51.0
                                                   -------------------------
         Total investments                           6,463.5     6,654.6


Cash and cash equivalents                               24.6        19.6
Accrued investment income                               99.7       103.4
Note receivable from parent                            116.4       116.0
Preferred stock of affiliates, at cost                   8.5         8.5
Receivable from brokers                                 17.7        34.4
Receivable from agents, less allowance ($0.4; $0.4)     18.3        18.3
Amounts recoverable from reinsurers                     84.0        19.0
Deferred policy acquisition costs                       82.0        47.5
Cost of insurance purchased                            407.8       353.0
Property and equipment, at cost, less accumulated
   depreciation ($7.2; $3.4)                            20.6        20.1
Other assets                                            29.6        30.7
Assets held in Separate Accounts                       134.9       118.3
                                                   -------------------------

       Total assets                               $  7,507.6  $  7,543.4
                                                   -------------------------
                                                   -------------------------


                   See Notes to Consolidated Financial Statements.

                          THE FRANKLIN LIFE INSURANCE COMPANY
                              CONSOLIDATED BALANCE SHEET
                           (In millions, except share data)

                                                          DECEMBER 31
                                                  --------------------------
     LIABILITIES                                       1996       1995
                                                  --------------------------
Insurance liabilities
  Life, annuity and accident and health reserves $  2,864.7 $  2,791.4
  Policy and contract claims                           38.1       41.2
  Investment-type contract deposits
   and dividend accumulations                       2,992.7    2,993.0
  Participating policyholders' interests              209.7      199.2
  Other                                                49.5       48.4
Income taxes
  Current                                               6.4      (12.0)
  Deferred                                            (19.0)      49.8
Intercompany payables                                   0.8        0.6
Accrued expenses and other liabilities                116.6      151.3
Liabilities related to Separate Accounts              134.9      118.3
                                                  --------------------------
     Total liabilities                              6,394.4    6,381.2

     SHAREHOLDER'S EQUITY
Common stock ($2  par value;
  30,000,000 shares authorized,
  21,002,000 shares issued and outstanding)            42.0       42.0
Paid-in capital                                       886.1      884.3
Net unrealized gains on securities                    106.6      187.5
Retained earnings                                      78.5       48.4
                                                  --------------------------
     Total shareholder's equity                     1,113.2    1,162.2
                                                  --------------------------

    Total liabilities and
         shareholder's equity                    $  7,507.6 $  7,543.4
                                                  --------------------------
                                                  --------------------------

                   See Notes to Consolidated Financial Statements.

                          THE FRANKLIN LIFE INSURANCE COMPANY
                           CONSOLIDATED STATEMENT OF INCOME
                                    (In millions)

                                                                                  Predecessor Basis
                                                                            ---------------------------
                                                             Eleven Months    One Month
                                               Year Ended        Ended          Ended       Year Ended
                                               December 31    December 31     January 31    December 31
                                               --------------------------------------------------------
                                                 1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------
Revenues
    Premiums and other considerations         $  418.6       $  449.6       $   34.5       $  502.7
    Net investment income                        521.5          468.8           41.3          478.7
    Realized investment gains (losses)             2.5            7.2           (7.6)         (14.4)
    Other                                         68.3           55.9            4.1           68.5
                                               --------------------------------------------------------
         Total revenues                        1,010.9          981.5           72.3        1,035.5

Benefits and expenses
    Benefits paid or provided
      Death claims and other policy
       benefits                                  240.6          236.3           21.5          233.0
      Investment-type contracts                  173.3          168.3           14.0          170.5
      Dividends to policyholders                  81.9           85.6            7.5           87.0
    Change in policy reserves                     95.9          148.5           11.0          218.1
    Increase in participating policy-
      holders' interests                          12.0           11.0            1.0           12.0
    Operating costs and expenses                 145.9          125.3           10.4          123.1
    Amortization of deferred policy
      acquisition costs                           10.7            8.3            5.8           71.3
    Amortization of cost of insurance
      purchased                                   51.1           29.0            0.8            9.0
                                               --------------------------------------------------------
         Total benefits and expenses             811.4          812.3           72.0          924.0
                                               --------------------------------------------------------

Income before income tax expense                 199.5          169.2            0.3          111.5
Income tax expense (benefit)
    Current                                       94.7           39.7            4.9           75.6
    Deferred                                     (25.3)          21.1           (4.7)         (31.9)
                                               --------------------------------------------------------
         Total income tax expense                 69.4           60.8            0.2           43.7
                                               --------------------------------------------------------
               Net income                     $  130.1       $  108.4       $    0.1       $   67.8
                                               --------------------------------------------------------
                                               --------------------------------------------------------

                   See Notes to Consolidated Financial Statements.

                          THE FRANKLIN LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                    (In millions)

                                                                                  Predecessor Basis
                                                                            ---------------------------
                                                             Eleven Months    One Month
                                               Year Ended        Ended          Ended       Year Ended
                                               December 31    December 31     January 31    December 31
                                               --------------------------------------------------------
                                                 1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------
Common stock                                 $    42.0      $    42.0      $    42.0      $    42.0
                                              ---------------------------------------------------------
Paid-in capital

   Balance at beginning of period                884.3          884.3          803.0          803.0
   Paid in during the period                       1.8              -              -              -
   Adjustment for the acquisition                    -              -           81.3              -
                                              ---------------------------------------------------------
    Balance at end of period                     886.1          884.3          884.3          803.0
                                              ---------------------------------------------------------
Net unrealized gains (losses)
on available-for-sale securities

    Balance at beginning of period               187.5              -           (8.1)           5.3
    Change during the period                     (80.9)         187.5            1.4          (13.4)
    Adjustment for the acquisition                   -              -            6.7              -
                                              ---------------------------------------------------------
    Balance at end of period                     106.6          187.5              -           (8.1)
                                              ---------------------------------------------------------
Retained earnings

  Balance at beginning of period                  48.4              -          522.7          492.7
  Net income                                     130.1          108.4            0.1           67.8
  Dividends paid to parent                      (100.0)         (60.0)        (250.0)         (37.8)
  Adjustment for the acquisition                     -              -         (272.8)             -
                                              ---------------------------------------------------------

    Balance at end of period                      78.5           48.4              -          522.7
                                              ---------------------------------------------------------
Total shareholder's equity
  at end of period                           $ 1,113.2      $ 1,162.2      $   926.3      $ 1,359.6
                                              ---------------------------------------------------------
                                              ---------------------------------------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                         CONSOLIDATED STATEMENT OF CASH FLOWS
                                    (In millions)



                                                                                  Predecessor Basis
                                                                            ---------------------------
                                                             Eleven Months    One Month
                                               Year Ended        Ended          Ended       Year Ended
                                               December 31    December 31     January 31    December 31
                                               --------------------------------------------------------
                                                 1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------
          OPERATING ACTIVITIES
Net income                                  $   130.1      $   108.4      $     0.1      $    67.8
Reconciling adjustments to net cash
  provided by operating activities
    Insurance liabilities                       121.5          155.4           19.9          232.8
    Deferred policy acquisition costs           (45.5)         (59.4)          (2.7)         (40.1)
    Investment (gains) losses                    (4.7)         (11.4)          (0.9)          14.4
    Investment write-downs and reserves           2.2            4.2            8.5              -
    Cost of insurance purchased and intangibles  51.1           29.0            1.0           12.3
    Interest credited, net of charges on
     investment contract deposits               103.2          153.7           12.0          153.0
    Purchase of trading securities                  -              -           (1.5)        (183.3)
    Proceeds from sale of trading securities        -              -           85.5          247.0
    Other, net                                 (107.9)          14.3           (7.1)         (37.3)
                                               ----------------------------------------------------
    Net cash provided by operating activities   250.0          394.2          114.8          466.6
          INVESTING ACTIVITIES
                                               ----------------------------------------------------
Investment purchases
  Available-for-sale                         (5,479.1)      (1,055.8)             -          (57.3)
  Held-to-maturity                                  -              -           (0.8)        (621.8)
  Other investments                            (122.6)         (95.7)         (27.2)        (224.3)
  Affiliated                                        -         (124.5)             -              -
Investment calls, maturities and sales
  Available-for-sale                          5,526.3          832.0            0.2            8.1
  Held-to-maturity                                  -              -           24.9          470.0
  Other investments                              65.1          127.1            6.3           72.6
Additions to property and equipment              (4.6)          (3.5)          (0.5)          (5.0)
                                               ----------------------------------------------------
  Net cash (used for) provided by
    investing activities                        (14.9)        (320.4)           2.9         (357.7)
                                               ----------------------------------------------------
         FINANCING ACTIVITIES
Policyholder account deposits                   165.3          357.8           29.2          336.6
Policyholder account withdrawals               (297.1)        (366.2)         (32.6)        (337.0)
Additional capital contribution                   1.8              -              -              -
Proceeds from intercompany borrowings            62.0          105.2              -              -
Repayments of intercompany borrowings           (62.1)        (105.1)             -              -
Dividend payments                              (100.0)         (60.0)        (250.0)         (37.8)
                                               ----------------------------------------------------
    Net cash used for financing activities     (230.1)         (68.3)        (253.4)         (38.2)
                                               ----------------------------------------------------
    Net increase (decrease) in
      cash and cash equivalents                   5.0            5.5         (135.7)          70.7
Cash and cash equivalents at beginning of
    period                                       19.6           14.1          149.8           79.1
                                               ----------------------------------------------------
Cash and cash equivalents at end of period    $  24.6        $  19.6        $  14.1       $  149.8
                                               ----------------------------------------------------
                                               ----------------------------------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Significant Accounting Policies

1.1 NATURE OF OPERATIONS
    The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered in Springfield, Illinois, provide life insurance and annuity products to middle-income customers throughout the United States. Franklin serves this customer base through 2,900 agents.

1.2 PREPARATION OF FINANCIAL STATEMENTS
    The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Franklin, and its significant subsidiaries, The American Franklin Life Insurance Company (AMFLIC), Franklin Financial Services Corporation (FFSC) and prior to December 31, 1995, The Franklin United Life Insurance Company (FULIC). Franklin was formerly a wholly-owned subsidiary of American Franklin Company (AFC), and is now an indirect, wholly-owned subsidiary of American General Corporation (AGC) following the dissolution of AFC in June of 1996. All material intercompany transactions have been eliminated in consolidation.

    On December 31, 1995, Franklin completed the sale of FULIC to American General Life Insurance Company of New York (AGNY), an affiliated entity. Franklin received $8.5 million of preferred stock of American General Life Insurance Company, the parent of AGNY, as consideration. No gain or loss was recognized on the transaction.

    The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3 ACQUISITION
    On January 31, 1995, AGC Life Insurance Company (AGCL), a subsidiary of AGC, acquired AFC for $1.17 billion.

    The purchase price consisted of $920 million in cash and a $250 million extraordinary cash dividend paid by AFC to its former parent prior to closing. In addition, $6.3 million of acquisition costs were capitalized as part of the acquisition.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3 ACQUISITION (CONTINUED)
    The acquisition was accounted for using the purchase method of accounting in accordance with the provisions of Accounting Principles Board Opinion 16, "Business Combinations", and other existing accounting literature pertaining to purchase accounting. Under purchase accounting, the total purchase cost was allocated to the assets and liabilities acquired based on a determination of their fair value. Franklin's consolidated statements of income, shareholder's equity and cash flows for the year ended December 31, 1996 and the eleven months ended December 31, 1995, are reported under the purchase method of accounting and, accordingly, are not consistent with the basis of presentation of the "Predecessor Basis" consolidated statements of income, shareholder's equity and cash flows for the one month ended January 31, 1995 and the year ended December 31, 1994.

1.4 ACCOUNTING CHANGES
    CURRENT YEAR.  In June 1996, the Financial Accounting Standards Board
    (FASB) issued Statement of Financial Accounting Standards (SFAS) 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This statement provides accounting standards for determining whether transfers of financial assets are treated as sales or secured borrowings. The statement must be applied prospectively to applicable transactions occurring after December 31, 1996; however, certain provisions addressing secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending, and similar transactions are effective for transactions occurring after December 31, 1997. Earlier or retroactive application is not permitted. Franklin does not anticipate a material effect on consolidated results of operations or financial position related to the adoption of this statement.

    PRIOR YEAR. Effective January 1, 1995, Franklin adopted SFAS 114, "Accounting by Creditors for Impairment of a Loan." SFAS 114 requires that certain impaired loans be reported at the present value of expected future cash flows discounted using the loan's initial effective interest rate, the loan's observable market price, or the fair value of underlying collateral. The initial effect of adopting this statement was recorded as part of realized investment losses and resulted in a one-time reduction of net income of $5.5 million ($8.5 million pretax) for the one month ended January 31, 1995.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.4 ACCOUNTING CHANGES - PRIOR YEARS (CONTINUED)
    Effective January 31, 1995, Franklin adopted SFAS 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". SFAS 120 requires that benefit reserves for participating life insurance contracts be computed on a net level premium basis using nonforfeiture interest and mortality rates. The interest assumptions used to compute estimated gross profits were 7.75% and 8.5% at December 31, 1996 and 1995, respectively. The initial effect of adopting this statement was recorded as part of purchase accounting.

    Effective January 31, 1995, Franklin adopted SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". The adoption of this statement did not have a material impact on Franklin's consolidated financial statements.

1.5 INVESTMENTS
    FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity securities and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

    MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans, consisting of loans delinquent 60 days or more and loans that have been restructed. The allowance also covers loans for which there is a concern based on management's assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

    Impaired loans, those for which Franklin determines that it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

    POLICY LOANS.  Policy loans are reported at unpaid principal balance.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.5 INVESTMENTS (CONTINUED)
    INVESTMENT INCOME. Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

    REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method and include declines in the fair value of investments below cost that are considered other than temporary, and the net unrealized gains (losses) on securities classified as "trading securities" prior to January 31, 1995.

1.6 CASH AND CASH EQUIVALENTS
    Highly liquid investments with an original maturity of three months or less are included in cash and cash equivalents. The carrying amount approximates fair value.

1.7 DEFERRED POLICY ACQUISITION COSTS (DPAC)
    Certain costs of writing an insurance policy, including agents' commissions and underwriting and marketing expenses, are deferred and included in the DPAC asset.

    DPAC associated with interest-sensitive life insurance contracts, participating life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those
    contracts.   DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

    DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is also included in net unrealized gains (losses) on securities within shareholder's equity.

    Franklin reviews the carrying amount of DPAC on at least an annual basis. In determining whether the carrying amount is recoverable, Franklin considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, Franklin considers expected mortality, interest earned and credited rates, persistency, and expenses.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.8 COST OF INSURANCE PURCHASED (CIP)
    The cost assigned to insurance contracts in force at January 31, 1995 is reported as CIP. CIP is charged to expense using the same assumptions as DPAC. Interest is accreted on the unamortized balance of CIP at rates of 7% to 8.5%. CIP is also adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. Franklin reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.9 SEPARATE ACCOUNTS
    Separate Accounts are assets and liabilities associated with certain contracts for which the investment risk lies solely with the holder of the contract rather than Franklin. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income and cash flows. Assets held in Separate Accounts are carried at fair value.

1.10 INSURANCE LIABILITIES
    Substantially all of Franklin's insurance liabilities relate to long-duration contracts, which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by Franklin during the contract period.

    For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policyholder account balances and deferred revenue charges. Reserves for non-participating long-duration contracts are based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.0% to 8.5% at December 31, 1996.

1.11 PREMIUM RECOGNITION
    Most receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of the mortality, expense, and surrender charges assessed against the account balance. Policy charges that are designed to compensate Franklin for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.11 PREMIUM RECOGNITION (CONTINUED)
    For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

1.12 PARTICIPATING LIFE INSURANCE
    Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 47% and 48% of life insurance in force at December 31, 1996 and 1995, respectively, and 62%, 58%, 69% and 61% of premiums and other considerations for the year ended December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and the year ended December 31, 1994, respectively.

    The portion of earnings allocated to participating policyholders which cannot be expected to inure to Franklin's shareholder is excluded from net income and shareholder's equity.

    The amount of dividends to be paid on participating life insurance contracts is determined annually, based on estimates of amounts incurred for the contracts in effect during the period.

1.13 INCOME TAXES
    Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

    A change in deferred taxes related to fluctuations in fair value of available-for-sale securities is included in net unrealized gains (losses) on securities in shareholder's equity.

1.14 RECLASSIFICATION
    Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 presentation.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  Investments


2.1 INVESTMENT INCOME
    Income by type of investment was as follows:


                                              ---------------------------------------------------------
                                                             Eleven Months    One Month
                                               Year Ended        Ended          Ended       Year Ended
                                               December 31    December 31     January 31    December 31
                                               --------------------------------------------------------
In millions                                      1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------
Fixed maturity securities                    $  434.6       $  394.3        $  33.9       $  400.8
Mortgage loans on real estate                    58.8           54.3            4.6           54.9
Policy loans                                     18.9           18.6            1.7           18.3
Other investments                                13.5            9.1            1.2           12.2
                                              ---------------------------------------------------------
Gross investment income                         525.8          476.3           41.4          486.2
Investment expense                                4.3            7.5            0.1            7.5
                                              ---------------------------------------------------------
  Net investment income                      $  521.5       $  468.8        $  41.3       $  478.7
                                              ---------------------------------------------------------
                                              ---------------------------------------------------------

    The carrying value of investments that produced no investment income during 1996 totaled $11.3 million, or less than 0.2% of total invested assets.
    The ultimate disposition of these assets is not expected to have a material effect on Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.2 REALIZED INVESTMENT GAINS (LOSSES)
    Realized investment gains (losses) for fixed maturity and equity securities, net of participating policyholders' interest and DPAC and CIP amortization were as follows:



                                              ---------------------------------------------------------
                                                             Eleven Months    One Month
                                               Year Ended        Ended          Ended       Year Ended
                                               December 31    December 31     January 31    December 31
                                               --------------------------------------------------------
In millions                                      1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------
Fixed maturity securities
  Gross gains                                $   25.0       $   13.8       $      -       $   17.4
  Gross losses                                   17.6           (1.9)             -           (0.9)
                                            ---------------------------------------------------------
  Total fixed maturity securities                 7.4           11.9              -           16.5
                                            ---------------------------------------------------------
Equity securities
  Gross gains                                     1.8            1.9            4.1           23.2
  Gross losses                                      -           (0.5)          (5.4)         (49.4)
                                            ---------------------------------------------------------
  Total equity securities                         1.8            1.4           (1.3)         (26.2)
                                            ---------------------------------------------------------

Other                                            (6.7)          (6.1)          (6.3)          (4.7)
  Realized investment gains (losses)         $    2.5       $    7.2       $   (7.6)      $  (14.4)
                                            ---------------------------------------------------------
                                            ---------------------------------------------------------


    Voluntary sales of investments resulted in the following realized gains(losses):



                                                                          Realized
                                                                    -----------------------
In millions                   Category             Proceeds          Gains         Losses
------------------------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1996           AVAILABLE-
                            FOR-SALE             $   807.0      $    21.8     $  (15.4)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eleven Months Ended
December 31, 1995           Available-
                             for-sale            $   268.7      $     8.5     $   (0.4)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
One Month Ended
January 31, 1995            Trading              $    84.7      $     4.1     $   (5.4)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Year Ended
December 31, 1994           Trading              $   236.7      $    23.2     $  (49.4)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES
    VALUATION. At December 31, 1996 and 1995, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. Amortized cost and fair value of fixed maturity and equity securities were as follows:

                                                            DECEMBER 31, 1996
                                 --------------------------------------------------------------
                                        COST OR          GROSS          GROSS
                                       AMORTIZED      UNREALIZED      UNREALIZED        FAIR
In millions                               COST           GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------
Fixed maturity securities
  Corporate bonds
    Investment  grade                   $  2,747.7     $    170.2     $      6.3     $  2,911.6
    Below investment grade                   239.7            9.0            1.4          247.3

  Public utilities                         1,064.7           86.9              -        1,151.6

  Mortgage-backed                            802.1           41.9            1.4          842.6

  Foreign governments                         96.2           11.0              -          107.2

  U.S. government                            190.1           13.9            0.1          203.9

  States/political subdivisions               11.5            0.5              -           12.0

  Redeemable preferred stocks                  0.3              -              -            0.3
                                       --------------------------------------------------------

      Total fixed maturity securities   $  5,152.3     $    333.4     $      9.2     $  5,476.5
                                       --------------------------------------------------------
                                       --------------------------------------------------------

Equity securities                       $      2.0     $      3.0     $        -     $      5.0
                                       --------------------------------------------------------
                                       --------------------------------------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3        FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                        DECEMBER 31, 1996
                                 --------------------------------------------------------------
                                    COST OR         GROSS          GROSS
                                   AMORTIZED     UNREALIZED     UNREALIZED          FAIR
In millions                           COST          GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------
Fixed maturity securities
   Corporate bonds
    Investment grade              $  2,851.8     $    303.4     $     (2.8)    $  3,152.4
    Below investment grade             188.1           11.9           (0.7)         199.3

   Public utilities                  1,241.5          156.6              -        1,398.1

   Mortgage-backed                     520.7           62.3           (0.7)         582.3

   Foreign governments                 101.5           17.7              -          119.2

   U.S. government                     191.8           23.7              -          215.5

   States/political subdivisions        13.6            0.9              -           14.5

   Redeemable preferred stocks           0.5              -              -            0.5
                                 --------------------------------------------------------------

      Total fixed maturity
         securities               $  5,109.5     $    576.5     $     (4.2)    $  5,681.8
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------

Equity securities                 $      2.4     $      1.3     $        -     $      3.7
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)
    MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1996 were as follows:

                                                  DECEMBER 31, 1996
                                            -----------------------------
                                             AMORTIZED          FAIR
    In millions                                 COST            VALUE
    ---------------------------------------------------------------------
    FIXED MATURITY SECURITIES, EXCLUDING
    MORTGAGE-BACKED SECURITIES
       Due in one year or less                $  112.0       $  113.0

       Due after one year through
           five years                            618.1          645.2
       Due after five years through
           ten years                           1,935.0        2,046.9
       Due after ten years                     1,685.1        1,828.8

    Mortgage-backed securities                   802.1          842.6
                                           ------------------------------
       Total fixed maturity securities        $5,152.3       $5,476.5
                                           ------------------------------
                                           ------------------------------

    Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Investment strategies may result in the sale of investments before maturity.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.4 NET UNREALIZED GAINS ON SECURITIES
    ----------------------------------

    Net unrealized gains on available-for-sale securities included in shareholder's equity at December 31 were as follows:

                                                    DECEMBER 31
                                             ----------------------------
    In millions                                1996           1995
--------------------------------------------------------------------------
    Gross unrealized gains                   $  336.4       $  577.8
    Gross unrealized losses                      (9.2)          (4.2)
    DPAC  fair value adjustment                  (0.4)         (11.7)
    CIP fair value adjustment                  (160.9)        (270.0)
    Participating policyholders'
       interest                                  (1.8)          (3.4)
    Deferred federal income taxes               (57.5)        (101.0)
                                             ----------------------------
    Net unrealized gains
       on securities                         $  106.6       $  187.5
                                             ----------------------------
                                             ----------------------------

    The change in net unrealized holding gain or loss on trading securities which was included in earnings during the one month ended January 31, 1995 and for the year ended December 31, 1994 was as follows:

                                               ONE MONTH
                                                  ENDED      YEAR ENDED
                                               JANUARY 31   DECEMBER 31
                                             ----------------------------
In millions                                      1995           1994
-------------------------------------------------------------------------
Change in unrealized holding gain
 or loss on trading securities                 $  2.2        $  (5.3)
Deferred income taxes                            (0.8)           1.9
                                             ----------------------------

Change in net unrealized holding
 gain or loss on trading securities            $  1.4        $  (3.4)
                                             ----------------------------
                                             ----------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5 MORTGAGE LOANS ON REAL ESTATE
    -----------------------------

    DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:

                                                      DECEMBER 31
                                              ----------------------------
    In millions                                 1996           1995
--------------------------------------------------------------------------
    Geographic distribution
       East North Central                    $  120.0       $  135.3
       East South Central                        37.8           39.1
       Mid Atlantic                              21.5           17.9
       Mountain                                  58.1           42.9
       New England                               19.2           20.6
       Pacific                                  104.3          102.0
       South Atlantic                           167.7          153.8
       West North Central                        35.4           40.2
       West South Central                        57.9           56.2
       Allowance for losses                     (14.9)         (12.7)
--------------------------------------------------------------------------
         Total                               $  607.0       $  595.3
--------------------------------------------------------------------------
--------------------------------------------------------------------------
    Property type
       Retail                                $  312.3       $  296.3
       Office                                   147.5          159.7
       Industrial                                89.4           99.9
       Residential and other                     72.7           52.1
       Allowance for losses                     (14.9)         (12.7)
--------------------------------------------------------------------------
         Total                               $  607.0       $  595.3
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                         F-27

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)
    -----------------------------------------

    IMPAIRED LOANS. The carrying value of impaired mortgage loans on real estate and related interest income were as follows:

                                                           As of and for the
                                                              Eleven Months
                                               YEAR ENDED         Ended
                                               DECEMBER 31     December 31
                                              ------------------------------

         In millions                              1996           1995
         -------------------------------------------------------------------
         Impaired loans
            With allowance *                   $  21.4        $   5.3
            Without allowance                      -             17.8
                                              ------------------------------
              Total impaired loans             $  21.4        $  23.1
                                              ------------------------------
                                              ------------------------------
         Average investment                    $  22.3        $  27.4
                                              ------------------------------
                                              ------------------------------
         Interest income earned                $   1.5        $   1.3
                                              ------------------------------
                                              ------------------------------

    * Represents gross amounts before allowance for mortgage loan losses of $4.9 million and $1.6 million at December 31, 1996 and 1995, respectively.

    ALLOWANCE.  The allowance for mortgage loan losses was as follows:



                                                    Eleven Months  One Month
                                       YEAR ENDED       Ended        Ended
                                       DECEMBER 31   December 31   January 31
                                      ---------------------------------------
    In millions                            1996        1995          1995
-----------------------------------------------------------------------------
    Balance at beginning of period      $  12.7      $   8.5      $   -
    Net additions *                         2.2          4.2          8.5
                                      ---------------------------------------
    Balance at end of period            $  14.9      $  12.7      $   8.5
                                      ---------------------------------------
                                      ---------------------------------------

       *     Charged to realized investment gains (losses).

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.6 INVESTMENTS ON DEPOSIT
    ----------------------

    At December 31, 1996 and 1995, bonds and other investments carried at $22.6 million and $25.0 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.7 INVESTMENT RESTRICTIONS
    -----------------------

    Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1996 and 1995, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $64.6 million and $66.1 million, respectively.


3.  Fair Value of Financial Instruments

    Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.



                                                                    DECEMBER 31
                                            ----------------------------------------------------------
                                                         1996                           1995
                                            ----------------------------------------------------------
                                               CARRYING         FAIR          Carrying         Fair
In millions                                     AMOUNT          VALUE          Amount          Value
------------------------------------------------------------------------------------------------------
Assets
  Fixed maturity securities                  $  5,476.5      $  5,476.5      $  5,681.8     $  5,681.8
  Mortgage loans on real estate                   607.0           637.7           595.3          628.6
  Equity securities                                 5.0             5.0             3.7            3.7

Liabilities
  Insurance investment contracts              $(1,967.9)      $(1,892.9)      $(1,985.0)     $(1,901.3)
  Dividend accumulations                      $  (755.9)      $  (755.9)      $  (731.0)     $  (731.0)


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


3.  Fair Value of Financial Instruments (continued)

    The methods and assumptions used to estimate fair value were as follows. Care should be exercised in drawing conclusions from the estimated fair value, since the estimates are based on assumptions regarding future economic activity.

    FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using current market rates applicable to the yield, credit quality, and average life of the investments.

    MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based on property type.

    INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts, which do not subject Franklin to significant risks arising from policyholder mortality or morbidity, was estimated using cash flows discounted at market interest rates.

    DIVIDEND ACCUMULATIONS. Fair value disclosed for dividend accumulations equals the amount of dividend payable on demand at the reporting date.

    POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6% in 1996 and 1995.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4.  Deferred Policy Acquisition Costs (DPAC)

    An analysis of the changes in the DPAC asset is as follows:

                                                                 Eleven Months    One Month
                                                    YEAR ENDED        Ended         Ended        Year Ended
                                                    DECEMBER 31    December 31    January 31     December 31
                                                   ----------------------------------------------------------
In millions                                           1996           1995           1995           1994
-------------------------------------------------------------------------------------------------------------
Beginning of period balance                         $  47.5        $    -        $  510.6       $  470.5

Capitalization                                         56.2           67.7            8.5          111.4

Amortization                                          (10.7)          (8.3)          (5.8)         (71.3)

Effect of unrealized gains on securities               11.3          (11.7)            -              -

Effect of realized investment gains                    (0.4)          (0.2)            -              -

Adjustment for the acquisition (a)                       -              -          (513.3)            -

Other                                                 (21.9)            -              -              -
                                                   ----------------------------------------------------------

End of period balance                               $  82.0        $  47.5        $    -        $  510.6
                                                   ----------------------------------------------------------
                                                   ----------------------------------------------------------

    (a)  Represents the necessary elimination of the historical DPAC asset required by purchase accounting.


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  Cost of Insurance Purchased (CIP)

    An analysis of the changes in the CIP asset is as follows:



                                                        Eleven Months  One Month
                                         YEAR ENDED        Ended          Ended        Year Ended
                                          DECEMBER 31   December 31    January 31     December 31
                                        ----------------------------------------------------------
In millions                                  1996           1995         1995             1994
--------------------------------------------------------------------------------------------------
Beginning of period balance              $  353.0       $  656.6       $  174.7       $  169.9
Interest accretion                           51.8           49.0            2.0           24.9
Additions                                    13.6           41.3             -            13.8
Amortization                               (116.5)        (118.0)          (2.8)         (33.9)
Effect of unrealized gains
on securities                               109.1         (270.0)            -              -
Effect of realized investment
gains                                        (3.2)          (5.9)            -              -
Incremental adjustment for
the acquisition (a)                            -              -           482.7             -
                                        ----------------------------------------------------------
End of period balance                    $  407.8       $  353.0       $  656.6       $  174.7
                                        ----------------------------------------------------------
                                        ----------------------------------------------------------

 (a) Represents the incremental amount necessary to recognize the new CIP asset attributable to the January 31, 1995 acquisition.

    CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $45.3 million, $41.7 million, $38.4 million, $35.3 million, and $32.4 million.


6.  Separate Accounts

    Franklin administers three Separate Accounts for variable annuity contracts. AMFLIC administers two Separate Accounts in connection with the issuance of its Variable Universal Life product.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

7.  Income Taxes

    Franklin and its life insurance company subsidiaries are subject to the life insurance company provisions of the federal tax law.

    Franklin files a life/life consolidated return which includes Franklin and AMFLIC. FFSC, a broker-dealer and wholly-owned subsidiary of Franklin, files a separate return. The tax allocation agreement is in the process of being drafted, executed and approved by the Board of Directors.

7.1 DEFERRED TAXES
    --------------

    Components of deferred tax liabilities and assets at December 31, were as follows:

         In millions                                    1996          1995
         ---------------------------------------------------------------------
         Deferred tax liabilities, applicable to:
              Basis differential of investments        $  63.1       $  151.9
              DPAC and CIP                               124.6           99.5
              Other                                       15.7           27.0
                                                       ------------------------
                Total deferred tax liabilities           203.4          278.4
                                                       ------------------------
         Deferred tax assets, applicable to:
              Policy reserves                           (128.3)        (115.6)
              Participating policyholders' interests     (73.6)         (69.9)
              Postretirement benefits                     (4.0)          (4.0)
              Basis differential of investments           (7.7)         (14.4)
              Other                                       (8.8)         (24.7)
                                                       ------------------------
                Total deferred tax assets               (222.4)        (228.6)
                                                       ------------------------
         Net deferred tax (asset) liability            $ (19.0)      $   49.8
                                                       ------------------------
                                                       ------------------------

    Franklin expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

    A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 1996. At current corporate rates, the maximum amount of tax on such income is approximately $70 million.
    Deferred income taxes on these accumulations are not required because no distributions are expected.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7.2 TAX EXPENSE
    -----------

    A reconciliation between the federal income tax rate and the effective income tax rate follows:



                                               Eleven Months    One Month
                                 YEAR ENDED        Ended          Ended       Year Ended
                                 DECEMBER 31    December 31     January 31    December 31
                             --------------------------------------------------------------
                                   1996            1995           1995           1994
                             --------------------------------------------------------------
Federal income tax rate            35.0%           35.0%          35.0%          35.0%
State taxes, net                    0.3             0.9           36.3            1.1
Tax-exempt investment income       (0.7)           (0.6)         (39.3)           0.7
Amortization of goodwill              -               -           34.3            1.0
Other                               0.2             0.6            0.4            1.4
                             --------------------------------------------------------------
Effective tax rate                 34.8%           35.9%          66.7%          39.2%
                             --------------------------------------------------------------
                             --------------------------------------------------------------


7.3 TAXES PAID
    ----------

    Federal income taxes paid for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the year ended December 31, 1994 were $74 million, $53 million, and $65 million, respectively. State income taxes paid for the year ended December 31, 1996, the eleven months ended December 31, 1995 and the year ended December 31, 1994, were $2 million, $1 million, and $3 million, respectively.

    There were no federal or state income taxes paid during January 1995.


8.  Benefit Plans

8.1 PENSION PLANS
    -------------

    On January 1, 1996, Franklin's existing defined benefit pension plan (The Franklin Plan) was merged with the plan sponsored by AGC (the AGC Plan). The AGC Plan covers most Franklin employees. Under the AGC Plan, pension benefits are based on the participant's average monthly compensation and length of credited service. AGC's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes.

    Equity and fixed maturity securities were 60% and 35%, respectively, of the AGC Plan's assets at December 31, 1996.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)
    -------------------------

    The net pension cost and the computation of the projected benefit obligation for years prior to January 1, 1996 were based on the provisions of the Franklin Plan. The Franklin Plan provided for the payment of retirement benefits; normally commencing at age 65, and also for the payment of certain disability benefits. After meeting certain qualifications, an employee acquired a vested right to future benefits. Pension benefits were based on the participant's average monthly compensation and length of credited service. Annual contributions made to the plan were sufficient to satisfy legal funding requirements.

    Fixed maturity securities constituted the majority of The Franklin Plan's assets at December 31, 1995.

    Prior to January 1, 1996, The Franklin Plan purchased annuity contracts from Franklin to provide benefits for its retirees. For the eleven months ended December 31, 1995, the one month ended January 31, 1995 and the year ended December 31, 1994, these contracts provided approximately $3.9 million, $0.3 million, and $4.0 million annually for retiree benefits, respectively.

    During the fourth quarter of 1995, Franklin sponsored a program of special incentives to those employees age 55 and over who elected early retirement. The program concluded December 31, 1995. A withdrawal of $26.5 million was made from the Franklin Plan in 1995 to provide full retirement benefits for these employees who elected to retire under the program.

    Net pension cost included the following components:


                                                           Eleven Months         One Month             Year
                                        YEAR ENDED             Ended               Ended               Ended
                                        DECEMBER 31         December 31          January 31         December 31
                                     --------------------------------------------------------------------------
In Millions                                1996                1995                1995                1994
---------------------------------------------------------------------------------------------------------------
Service cost (benefits earned)       $       0.8        $        0.9         $       0.2          $       2.8
Interest cost                                2.0                 3.7                 0.4                  4.2
Actual return on plan assets                (7.8)              (11.5)               (0.4)                 2.5
Net amortization and deferral                4.6                 6.3                   -                 (6.7)
                                     --------------------------------------------------------------------------
Pension (income) expense             $      (0.4)       $       (0.6)        $       0.2          $       2.8
                                     --------------------------------------------------------------------------
                                     --------------------------------------------------------------------------


                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


8.1 PENSION PLANS (CONTINUED)
    -------------------------

    The funded status of the plan and the prepaid pension expense included in other assets at December 31 were as follows:

    In million                                             1996         1995
    ---------------------------------------------------------------------------

    Accumulated benefit obligation, primarily vested     $  27.0      $  27.6
    Effect of increase in compensation levels                0.2           -
                                                          ----------------------
    Projected benefit obligation                            27.2         27.6
    Plan assets at fair value                               35.5         31.3
                                                          ----------------------
    Plan assets at fair value in excess of projected
      benefit obligation                                     8.3          3.7
    Other unrecognized items, net                            3.0          7.4
                                                          ----------------------
    Prepaid pension expense                              $  11.3      $  11.1
                                                          ----------------------
                                                          ----------------------

    Weighted-average discount rate on benefit obligation    7.50%        7.25%
    Rate of increase in compensation levels                 4.00         4.00
    Expected long-term rate of return on plan assets       10.00        10.00

8.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
    -------------------------------------------

    Franklin has life, medical, supplemental major medical and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin has reserved the right to change or eliminate these benefits at any time.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)
    -------------------------------------------------------

    The life plans are fully insured. The plan's funded status and the accrued postretirement benefit cost included in other liabilities at December 31 were as follows:

         In millions                            1996           1995
         -------------------------------------------------------------
         Actuarial present value of
           benefit obligation
            Retirees                          $  7.3         $  8.9
            Active plan participants
              Fully eligible                     0.2            1.1
              Other                              1.8            2.5
                                             -------------------------
         Accumulated postretirement
           benefit obligation (APBO)             9.3           12.5
         Unrecognized net gain                   2.2           (1.4)
                                             -------------------------
              Accrued benefit cost           $  11.5        $  11.1
                                             -------------------------
                                             -------------------------
         Weighted-average discount
           rate on benefit obligation            7.50%          7.25%

Postretirement benefit expense was as follows:


                                                      Eleven Months       One Month
                                     YEAR ENDED          Ended              Ended           Year
                                     DECEMBER 31    Ended December 31     January 31     December 31
                                    ----------------------------------------------------------------
In millions                             1996              1995               1995           1994
----------------------------------------------------------------------------------------------------
Service cost (benefits earned)      $    0.1         $     0.1          $     -           $     1.1
Interest cost                            0.7               0.9               (0.2)              2.8
                                    ----------------------------------------------------------------
   Postretirement benefit expense
    (income)                        $    0.8         $     1.0          $    (0.2)        $     3.9
                                    ----------------------------------------------------------------
                                    ----------------------------------------------------------------



    For measurement purposes, a 9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1997; the rate was assumed to decrease gradually to 5% by the year 2005 and remain at that level. A 1% increase in the assumed rate results in a $0.1 million increase in the accumulated postretirement benefit obligation and no increase in postretirement benefit expense.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  Statutory Accounting

    State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity of insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices.

    During 1995, Franklin, with the approval of the Illinois Insurance Department, reclassified $203 million of its statutory surplus from contributed to unassigned surplus.

    At December 31, 1996 and 1995, Franklin had statutory shareholder's equity of $431.0 million and $386.0 million, respectively. Statutory net income was $123.2 million, $100.2 million, and $28.7 million for the years ended December 31, 1996, 1995, and 1994, respectively.

    As determined on a statutory basis, the statutory shareholder's equity and net income of subsidiaries, were reported as follows:


                                                 STATUTORY
                                   ---------------------------------------
         In millions                1996           1995           1994
--------------------------------------------------------------------------

         Shareholder's Equity     $  18.1        $   9.9        $  17.5
                                   ---------------------------------------
                                   ---------------------------------------

         Net Income               $  (1.9)       $  (4.7)       $  (4.8)
                                   ---------------------------------------
                                   ---------------------------------------

    Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1997, loans or advances in excess of $107.8 million and dividends in any twelve-month period aggregating in excess of $123.2 million will require the approval of the Illinois Insurance Department.

    During 1995, Franklin received approval to loan $116.0 million to AGCL. Franklin also received approval to pay an extraordinary dividend of $250 million to its former parent as part of the 1995 acquisition, and also received approval to pay an extraordinary dividend of $60 million to AGCL.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

10. Consolidated Statement of Cash Flows

    In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:




                                                                     Eleven Months         One Month
                                                  YEAR ENDED             Ended               Ended            Year Ended
                                                  DECEMBER 31         December 31          January 31        December 31
                                                 --------------------------------------------------------------------------
In millions                                          1996                1995                1995                1994
---------------------------------------------------------------------------------------------------------------------------
Interest added to annuity and other
    financial products                           $    173.3         $     168.3         $      14.0         $     170.5
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
Fair value of assets acquired under
    certain assumed reinsurance treaties         $      -           $      14.7         $       -           $      18.3
                                                 --------------------------------------------------------------------------
Insurance liabilities assumed                    $      -           $      14.7         $       -           $      18.3
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------


11. Reinsurance
    Franklin is routinely involved in reinsurance transactions. Ceded insurance becomes a liability of the reinsurer that assumes the risk. If the reinsurer could not meet its obligations, Franklin would reassume the liability. The likelihood of a material reinsurance liability being reassumed by Franklin is considered to be remote. Franklin and its insurance subsidiaries diversify their risk of exposure to reinsurance loss by using a number of life reinsurers that have strong claims-paying ability ratings. The maximum retention on one life for individual life insurance is $1.0 million.

    Amounts paid or deemed to have been paid in connection with ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. Reinsurance (continued)
    Reinsurance premiums included in premiums and other considerations were as follows:


                                                 Eleven Months         One Month
                              YEAR ENDED            Ended                Ended           Year Ended
                              DECEMBER 31         December 31         January 31        December 31
                            --------------------------------------------------------------------------
In millions                      1996                1995                1995               1994
------------------------------------------------------------------------------------------------------
Direct premiums and other
   considerations          $      491.5         $     500.1         $      36.8        $      507.1
Reinsurance assumed                15.9                44.2                (0.8)              114.7
Reinsurance ceded                 (88.8)              (94.7)               (1.5)             (119.1)
------------------------------------------------------------------------------------------------------

Premiums and other
   considerations          $      418.6         $     449.6         $      34.5        $      502.7
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------



    Reinsurance recoveries on ceded reinsurance contracts were $67.3 million, $63.3 million, $1.4 million and $69.6 million for the year ended December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and the year ended December 31, 1994, respectively. The amount of reinsurance recoverable (payable) on paid and unpaid losses was $1.8 million, $0.4 million and $(1.0) million at December 31, 1996, 1995, and 1994, respectively.

12. Related Party Transactions

    Franklin participates in a program of short-term borrowing with AGC to maintain its long-term commitments. Franklin borrowed $62.1 million and $105.2 million, and repaid $62.2 million and $105.1 million in 1996 and 1995, respectively. Interest was paid on the outstanding balances based on the Federal Reserve Board's monthly average H.15 rate for 30-day commercial paper.

    During 1995, Franklin purchased a 6.75% promissory note from AGCL for $116.0 million to mature in 2005.

    During 1995, Franklin received $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company as consideration for the sale of FULIC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. Related Party Transactions (continued)

    Additionally, Franklin has entered into indefinite contracts for the performance of all investment management services as well as cost allocation agreements with its ultimate parent. Total expenses under these agreements were $2.3 million for the year ended December 31, 1996 and $1.1 million for the eleven months ended December 31, 1995.

13. Legal Proceedings

    Franklin and its subsidiaries are parties to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will have no material adverse effect on Franklin's consolidated results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

14. State Guaranty Associations

    State guaranty fund expense included in operating costs and expenses was $0.7 million, $0.2 million, $0.6 million, and $2.3 million for the year ended December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and the year ended December 31, 1994, respectively. Amounts assessed Franklin by state life and health insurance guaranty funds resulting from past industry insolvencies were $0.1 million, $0.1 million, $0.6 million, and $2.3 million for the year ended December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and the year ended December 31, 1994. These assessments are expected to be partially recovered through credits against the payment of future premium taxes.

    The accrued liability for anticipated assessments was $7.5 million and $8.5 million at December 31, 1996 and 1995, respectively. Franklin has recorded a receivable of $11.2 million at December 31, 1996 and 1995, for expected recoveries against the payment of future premium taxes.

    The 1996 liability was estimated by Franklin using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. Although the amount accrued represents Franklin's best estimate of its liability, this estimate may change in the future. Additionally, changes in state laws could decrease the amount recoverable against future premium taxes.

                         STATEMENT OF ADDITIONAL INFORMATION


FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

ISSUED BY

THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                                     PART C


                                OTHER INFORMATION



Item 28. Financial Statements and Exhibits

   (a) Financial Statements:

       Included in the Prospectus:

          Franklin Life Money Market Variable Annuity Fund C:

               Per-Unit Income and Changes in Accumulation Unit Value for the ten years ended December 31, 1996

       Included in the Statement of Additional Information:

   Franklin Life Money Market Variable Annuity Fund C:

   Reports of Independent Auditors and Accountants
       Financial Statements:
       Statement of Assets and Liabilities, December 31, 1996
       Statement of Operations for the year ended December 31, 1996
       Statements of Changes in Contract Owners' Equity for the two years ended
         December 31, 1996
       Portfolio of Investments, December 31, 1996
       Notes to Financial Statements
       Supplementary Information - Per-Unit Income and Changes in Accumulation
         Unit Value for the five years ended December 31, 1996

   The Franklin Life Insurance Company and Subsidiaries:

       Reports of Independent Auditors and Accountants
       Financial Statements:
         Consolidated Balance Sheet, December 31, 1996 and 1995
         Consolidated Statement of Income for the year ended December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and year ended December 31, 1994
         Consolidated Statement of Shareholder's Equity for the year ended
           December 31, 1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and year ended December 31, 1994
         Consolidated Statement of Cash Flows for the year ended December 31,
           1996, the eleven months ended December 31, 1995, the one month ended January 31, 1995, and year ended December 31, 1994
         Notes to Consolidated Financial Statements


    Schedules to the Financial Statements have been omitted because they are not required under the related instructions or are not applicable, or the information has been shown elsewhere.

(b) Exhibits:

    1    - Resolution of The Franklin Life Insurance Company's Board of
           Directors creating Franklin Life Money Market Variable Annuity Fund C is incorporated herein by reference to Exhibit 1 of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
    2    - Rules and Regulations adopted by Registrant, as amended, are incorporated herein by reference to Exhibit 2 of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

    3    - Custodian Agreement dated April 17, 1995 between The Franklin Life
           Insurance Company and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-3, filed April 30, 1996.

    4    - Investment Management Agreement dated January 31, 1995 between
           Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 4 of Registrant's Post-Effective Amendment No. 19 on Form N-3, filed March 2, 1995.
    5 (a)- Sales Agreement dated January 31, 1995 between Registrant and
           Franklin Financial Services Corporation is incorporated herein by reference to Exhibit 5(a) of Registrant's Post-Effective Amendment No. 19 on Form N-3, filed March 2, 1995.
      (b)- Form of Agreement to be entered into among The Franklin Life Insurance Company, Franklin Financial Services, and agents is incorporated herein by reference to Exhibit 6(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).
    6 (a)- Amended specimen copy of Form 1175, periodic payment deferred variable annuity contract, is incorporated herein by reference to
           Exhibit 4(a) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).
      (b)- Amended specimen copy of Form 1176, single payment deferred variable annuity contract, is incorporated herein by reference to Exhibit 4(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).
      (c)- Specimen of copy of Form 1177, single payment immediate life variable annuity contract, is incorporated herein by reference to Exhibit 4(c) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (d)- Specimen copy of Form 1178, single payment immediate life variable annuity contract with guaranteed period, is incorporated herein by reference to Exhibit 4(d) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (e)- Specimen copy of Form 1179, single payment immediate joint and last survivor life variable annuity contract, is incorporated herein by reference to Exhibit 4(e) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (f)- Specimen copy of Form 4840, "Endorsement to Make Contract Nontransferable," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179, is incorporated herein by reference to Exhibit 4(f) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (g)- Specimen copy of Form 6012, "Waiver of Stipulated Payment Disability Benefit," for use as endorsement to Form 1175, is incorporated herein by reference to Exhibit 4(g) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (h)- Specimen copy of Form 6275-A, "Variable Annuity Endorsement," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of Texas, is incorporated herein by reference to Exhibit 4(h) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (i)- Specimen copy of Form 6296, "Amendments to this Contract," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of New Jersey, is incorporated herein by reference to Exhibit 4(i) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).
      (j)- Specimen copy of endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of Texas is incorporated herein by reference to Exhibit 6 (j) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-74459).
    7    - The applications for Forms 1175, 1176, 1177, 1178 and 1179 set forth in Exhibit 6 are included as parts of the respective contract forms. 8 (a)- Certificate of Incorporation of The Franklin Life Insurance Company
           is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-74459).

      (b)- By-Laws of The Franklin Life Insurance Company.

    9    - Not applicable.
    10   - Not applicable.
    11(a)- Administration Agreement dated December 3, 1981 between The Franklin
           Life Insurance Company and Franklin Financial Services Corporation is hereby incorporated by reference to Exhibit 9(a) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

      (b)- Agreement dated December 3, 1981 between The Franklin Life Insurance Company and Franklin Financial Services Corporation is incorporated herein by reference to Exhibit 9(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).
    12   - Opinion and consent dated April 2, 1986 of Stephen P. Horvat, Jr.,
           Esq., Senior Vice President, General Counsel and Secretary of The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 10(b) of Registrant's Post-Effective Amendment No. 8 of Form N-1, filed April 29, 1986 (File No. 2-74459).
    13(a)- List of Consents Pursuant to Rule 483(c).
      (b)- Consent of Ernst & Young LLP, Independent Auditors.
      (c)- Consent of Coopers & Lybrand L.L.P., Independent Accountants.

      (d)- Consent of Sutherland, Asbill & Brennan, L.L.P.

    14   - Not applicable.
    15   - Contribution Agreement dated as of October 30, 1981 between
           Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 13 of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).
    16   - Computation of performance data set forth under "Yield Information"
           in the Prospectus (unaudited).

    17   - Power of Attorney.

    27   - Financial Data Schedule meeting the requirements of Rule 483.

Item 29. Directors and Officers of Insurance Company

    Information concerning the name, principal business address and positions and offices with The Franklin of each officer and director of The Franklin is hereby incorporated herein by reference to Item 33. Information concerning the positions and offices with the Fund of Robert G. Spencer and Elizabeth E. Arthur, the only directors or officers of The Franklin who hold positions or offices with the Fund, is hereby incorporated herein by reference to the table under "Management" in the Statement of Additional Information.

Item 30. Persons Controlled by or under Common Control with the Insurance Company or Registrant.

    There is no person controlled by or under common control with Registrant.

    The Franklin is an indirect wholly-owned subsidiary of American General Corporation ("AGC"). A list of the subsidiaries of AGC is set forth below.

    The following chart sets forth the identities of, and the interrelationships among, AGC and all affiliated persons within the holding company system.

    The following is a list of American General Corporation's subsidiaries as of December 31, 1996 (1). Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly-owned. Inactive subsidiaries are denoted by an asterisk (*).

Name                                                     Jurisdiction of Incorporation        Insurer
----                                                     -----------------------------        -------

AGC Life Insurance Company ("AGCL")(3)                                MO                        Yes
  The Franklin Life Insurance Company                                 IL                        Yes
     The American Franklin Life Insurance Company                     IL                        Yes
     Franklin Financial Services Corporation                          DE                        No
 American General Life and Accident Insurance Company                 TN                        Yes
  American General Exchange, Inc.                                     TN                        No
  Southern Educators Life Insurance Company                           GA                        Yes
 American General Life Insurance Company                              TX                        Yes
  American General Annuity Service Corporation                        TX                        No
  American General Life Insurance Company of New York                 NY                        Yes


                                        C-3


Name                                                     Jurisdiction of Incorporation        Insurer
----                                                     -----------------------------        -------
     The Winchester Agency Ltd.                                       NY                        No
  American General Securities Incorporated ("AGSI")(4)                TX                        No
     American General Insurance Agency, Inc.                          MO                        No
     American General Insurance Agency of Hawaii, Inc.                HI                        No
     American General Insurance Agency of Massachusetts, Inc.         MA                        No
  The Variable Annuity Life Insurance Company                         TX                        Yes
     The Variable Annuity Marketing Company                           TX                        No
     VALIC Investment Services Company                                TX                        No

     VALIC Retirement Services Company                                TX                        No
 The Independent Life and Accident Insurance Company                  FL                        Yes
  Independent Fire Insurance Company                                  FL                        Yes
     Independent Fire Insurance Company of Florida                    FL                        Yes
     Old Faithful General Agency, Inc.                                TX                        No
  Thomas Jefferson Insurance Company                                  FL                        Yes
 Independent Property & Casualty Insurance Company                    FL                        Yes
Allen Property Company                                                DE                        No
 Florida Westchase Corporation                                        DE                        No
 Greatwood Development, Inc.                                          DE                        No
 Greatwood Golf Club, Inc.                                            TX                        No
 Highland Creek Golf Club, Inc.                                       NC                        No
 Hunter's Creek Communications Corporation                            FL                        No
 Pebble Creek Corporation                                             DE                        No
 Pebble Creek Development Corporation                                 FL                        No
 Westchase Development Corporation                                    DE                        No
 Westchase Golf Corporation                                           FL                        No
American General Capital Services, Inc.                               DE                        No
American General Delaware Management Corporation ("AGDMC")(1)         DE                        No
American General Finance, Inc.                                        IN                        No
 AGF Investment Corp.                                                 IN                        No
 American General Auto Finance, Inc.                                  DE                        No
 American General Finance Corporation (5)                             IN                        No
  American General Finance Group, Inc.                                DE                        No
     American General Financial Services, Inc. (6)                    DE                        No
     The National Life and Accident Insurance Company                 TX                        Yes
  Merit Life Insurance Company                                        IN                        Yes
  Yosemite Insurance Company                                          CA                        Yes
 American General Finance, Inc.                                       AL                        No
 American General Financial Center                                    UT                        No
 American General Financial Center, Inc.*                             IN                        No
 American General Financial Center, Incorporated*                     IN                        No
 American General Financial Center Thrift Company*                    CA                        No
 Thrift, Incorporated*                                                IN                        No
American General Realty Investment Corporation                        TX                        No
 American General Mortgage Company                                    DE                        No
  Ontario Vineyard Corporation                                        DE                        No
  Pebble Creek Country Club Corporation                               FL                        No
  Pebble Creek Service Corporation                                    FL                        No
  SR/HP/CM Corporation                                                TX                        No
American General Mortgage and Land Development, Inc.                  DE                        No
 American General Land Development, Inc.                              DE                        No
 American General Realty Advisors, Inc.                               DE                        No


                                      C-4

Name                                                     Jurisdiction of Incorporation        Insurer
----                                                     -----------------------------        -------
American General Property Insurance Company                           TN                        Yes
Bayou Property Company                                                DE                        No
 AGLL Corporation ("AGLL")(7)                                         DE                        No
 American General Land Holding Company ("AGLH")                       DE                        No
     AG Land Associates, LLC(7)                                       CA                        No
     Hunter's Creek Realty, Inc.*                                     FL                        No
     Summit Realty Company, Inc.                                      SC                        No
     Lincoln American Corporation                                     DE                        No
Financial Life Assurance Company of Canada                          Canada                      Yes
Florida GL Corporation                                                DE                        No
GPC Property Company                                                  DE                        No
 Cinco Ranch Development Corporation                                  TX                        No
 Cinco Ranch East Development, Inc.                                   DE                        No
 Cinco Ranch West Development, Inc.                                   DE                        No
 The Colonies Development, Inc.                                       DE                        No
 Fieldstone Farms Development, Inc.                                   DE                        No
 Hickory Downs Development, Inc.                                      DE                        No
 Lake Houston Development, Inc.                                       DE                        No
 South Padre Development, Inc.                                        DE                        No
Green Hills Corporation                                               DE                        No
INFL Corporation                                                      DE                        No
Knickerbocker Corporation                                             TX                        No
American Athletic Club, Inc.                                          TX                        No
Pavilions Corporation                                                 DE                        No


American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.

(1) The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

     American General Capital, L.L.C.
     American General Delaware, L.L.C.

(2) On November 26, 1996, American General Institutional Capital A ("AG Cap Trust"), a Delaware business trust was created. AG Cap Trust's business and affairs are conducted through its trustees: Bankers Trust Company and Bankers Trust (Delaware). Capital securities of AG Cap Trust are held by non-affiliated third party investors and common securities of AG Cap Trust are held by AGC.

(3) On December 23, 1994 AGCL became the owner of approximattely 40% of the shares of common stock of Western National Corporation ("WNC") (DE). The percentage of ownership by AGCL would increase to approximately 46% upon conversion of WNC's Series A Convertible Preferred Stock which AGCL also owns. WNC owns the following companies:

      WNL Holding Corporation
        Western National Life Insurance Company (TX)
         Western Save (401K Plan)
        Independent Advantage Financial & Insurance Services, Inc. WNL Investment Advisory Services, Inc.
        Conseco Annuity Guarantee Corp.
        WNL Brokerage Services, Inc.
        WNL Insurance Services, Inc.

     Accordingly, these companies became AGCL affiliates under insurance holding company laws. However, the WNC stock is held for investment purposes by AGCL and there are no plans for AGCL to direct the operations of any of these companies.

(4)  The following companies are indirectly controlled by, or related to, AGSI:

      American General Insurance Agency of Ohio, Inc.
      American General Insurance Agency of Texas, Inc.
      American General Insurance Agency of Oklahoma, Inc.
      Insurance Masters Agency, Inc.

(5) American General Finance Corporation is the parent of an additional 41 wholly owned subsidiaries incorporated in 26 states for the pupose of conducting its consumer finance operations.

(6) American General Financial Services, Inc. is the parent of an additional 7 wholly owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

(7) AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a 98.75% managing interest and AGLL owns a 1.25% managing interest.


Item 31. Number of Holders of Securities.

  As of February 21, 1997, the number of record holders of the sole class of securities of Registrant was as indicated below:

                  (1)                                  (2)
             Title of Class                  Number of Record Holders
--------------------------------------------------------------------------------
Accumulation Units Under                               317
        Variable Annuity Contracts

Item 32. Indemnification.

  The information called for by this item has not changed from that provided in Registrant's initial Registration Statement on Form N-1 (1933 Act File No. 2-74459 and 1940 Act File No. 811-3289) filed with the Commission on October 19, 1981, as amended by Amendment No. 1 filed with the Commission on November 6, 1981 and Amendment No. 2 filed with the Commission on December 22, 1981.

Item 33. Business and Other Connections of Investment Adviser.

  The Franklin Life Insurance Company ("The Franklin") is an Illinois legal reserve stock life insurance company engaged in the writing of ordinary life policies, annuities and income protection policies. The Franklin also acts as investment adviser to Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B. The business, profession, vocation or employment of a substantial nature in which the directors and officers of The Franklin are or have been, at any time during the past two fiscal years, engaged for their own account or in the capacity of director, officer, employee, partner or trustee are described below:

              (1)                                (2)
              Name                      Business or Employment
____________________________  ________________________________________
Vickie J. Alton. . . . . . .  Vice President, The Franklin

Elizabeth E. Arthur. . . . .  Vice President, Associate General Counsel and
                                Assistant Secretary, The Franklin

              (1)                                (2)
              Name                      Business or Employment
____________________________  ________________________________________

Earl W. Baucom . . . . . . .  Senior Vice President and Chief Financial Officer,
                                The Franklin, since June 10, 1996; Director, The Franklin, since August 21, 1996; Chief Financial Officer, Providian Direct Insurance, from October, 1993 to December, 1995.

Robert M. Beuerlein. . . . .  Senior Vice President-Actuarial and Director, The
                                Franklin


Mark R. Butler . . . . . . .  Vice President - Management Development Director,
                                The Franklin

Philip D. Calderwood . . . .  Vice President and Actuary, The Franklin

Eldon R. Canary. . . . . . .  Vice President - Actuarial, The Franklin

Brady W. Creel . . . . . . .  Senior Vice President, Chief Marketing Officer and
                                Director, The Franklin, since September 3, 1996; Regional Manager, The Franklin, prior to September, 1996.

Robert M. Devlin . . . . . .  Chairman of the Board, The Franklin, since
                                August 21, 1996; Director, The Franklin, since February, 1995; Senior Chairman, The Franklin, from February, 1995 to August, 1996; Chief Executive Officer, American General Corporation, Houston, Texas, since October 24, 1996; Director, American General Corporation; President, American General Corporation, from October, 1995 to October, 1996; Vice Chairman, American General Corporation, prior to October, 1995.

Steve A. Dmytrack. . . . . .  Vice President, The Franklin, since August 24,
                                1995; Assistant Vice President, The Franklin, prior thereto

Paul C. Ely. . . . . . . . .  Vice President, The Franklin

Stephen H. Field . . . . . .  Vice President, The Franklin, since December 22,
                                1995; President and Chief Executive Officer,
                                American General Mortgage and Land Development, Inc., 2929 Allen Parkway, Houston, Texas 77019

Barbara Fossum . . . . . . .  Vice President, The Franklin, since June, 1995;
                                Vice President, American General Life Insurance Company, prior thereto.

Ross D. Friend . . . . . . .  Senior Vice President, General Counsel, Secretary,
                                and Director, The Franklin, since September 3, 1996; Attorney-in-Charge, Prudential Life Insurance Company, Jacksonville, Florida, from July, 1995 to September, 1996; Chief Legal Officer, Confederation Life Insurance Company, Atlanta, Georgia, prior to July, 1995.

           (1)                                  (2)
           Name                        Business or Employment
____________________________  ________________________________________

Robert J. Gibbons. . . . . .  Chief Executive Officer, The Franklin, since
                                November 30, 1995; Director and President, The Franklin since February 22, 1995; President and Chief Executive Officer, American General Life Insurance Company of New York prior to February 22, 1995.

Jerry P. Jourdan . . . . . .  Director of Information Services - Technical
                                Support, The Franklin, since January 31, 1996; Assistant Vice President, The Franklin, prior thereto

Darrell J. Malano. . . . . .  Vice President, The Franklin

Margaret L. Manola . . . . .  Vice President, The Franklin

Thomas K. McCracken. . . . .  Vice President, The Franklin

Mark R. McGuire. . . . . . .  Vice President, The Franklin, since January 6,
                                1997; Consultant/Manager, American General Life Insurance Company, Houston, Texas, prior to January, 1997.

Sylvia A. Miller . . . . . .  Vice President, The Franklin

Cheryl E. Morton . . . . . .  Vice President - Actuarial, The Franklin

Jon P. Newton. . . . . . . .  Director and Vice Chairman, The Franklin, since
                                January 31, 1996; Vice Chairman and General
                                Counsel, American General Corporation, 2929
                                Allen Parkway, Houston, Texas 77019 since
                                October 26, 1995; Senior Vice President and
                                General Counsel, American General Corporation, prior thereto



John M. Pruitt . . . . . . .  Vice President and Director of Sales Services, The
                                Franklin

James M. Quigley . . . . . .  Vice President, The Franklin, since August 24,
                                1995.

Gary D. Reddick. . . . . . .  Director and Executive Vice President, The
                                Franklin since February 22, 1995; Senior Vice President, American General Corporation, Houston, Texas prior to February, 1995.

Dale W. Sachtleben . . . . .  Vice President, The Franklin

John E. Sartore. . . . . . .  Vice President, The Franklin

Robert G. Spencer. . . . . .  Vice President, The Franklin; prior to 1996, also
                                Treasurer, The Franklin

T. Clayton Spires. . . . . .  Director, Corporate Tax, The Franklin, since
                                February 3, 1997; Assistant Vice President and Tax Manager, First Colony Life, Lynchburg, Virginia, prior to February, 1997.

             (1)                                     (2)
            Name                            Business or Employment
_____________________________ ____________________________________________

Peter V. Tuters. . . . . . .  Director, Vice President and Chief Investment
                                Officer, The Franklin since February 22, 1995; Senior Vice President since 1992 and Chief Investment Officer since December, 1993, American General Corporation, 2929 Allen Parkway, Houston, Texas 77019

J. Alan Vala . . . . . . . .  Vice President and Agency Secretary, The Franklin

David G. Vanselow. . . . . .  Vice President, The Franklin

Cynthia P. Wieties . . . . .  Director of Communications, The Franklin, since
                                March 19, 1997; Assistant Vice President, The Franklin, prior to March, 1997.



Item 34. Principal Underwriters.

  (a) Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, Separate Account VUL and Separate Account VUL-2 of The American Franklin Life Insurance Company, which offer interests in flexible premium variable life insurance policies, and Separate Account VA-1 of The American Franklin Life Insurance Company, which offers interest in variable annuity contracts (The American Franklin Life Insurance Company is a wholly-owned subsidiary of The Franklin), are the only investment companies (other than Registrant) for which Franklin Financial Services Corporation, the principal underwriter of Registrant, also acts as principal underwriter, depositor, sponsor or investment adviser.

  (b) Information required with respect to each director or officer of the principal underwriter of Registrant is set forth below. Unless otherwise indicated below, the principal business address of each individual is c/o The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.



        (1)                            (2)                                   (3)
       Name                  Positions and Offices with            Positions and Offices with
                                 Underwriter                               Registrant
-----------------------------------------------------------------------------------------------------
Elizabeth E. Arthur            Assistant Secretary             Secretary to the Board of Managers


Bruce R. Baker                 Assistant Vice President and                   None
665 North Newbridge Road       Marketing Officer
Levitttown, NY  11756


Earl W. Baucom                 Treasurer and Director                         None

Robert M. Beuerlein            Senior Vice President                          None

Tony Carter                    Vice President                                 None
2900 Greenbrier Drive
Springfield, IL 62704

Peter Dawson                   Assistant Vice President and                   None
665 North Newbridge Road       Marketing Officer
Levittown, NY  11756


                                     C-9


        (1)                            (2)                                   (3)
       Name                  Positions and Offices with            Positions and Offices with
                                  Underwriter                               Registrant
-----------------------------------------------------------------------------------------------------
Ross D. Friend                 Director, Vice President                       None
                               and Secretary

John E. Froberg                Vice President                                 None

Robert J. Gibbons              Chairman of the Board and                      None
                               Chief Executive Officer

James L. Gleaves               Assistant Treasurer                            None
2929 Allen Parkway
Houston, TX 77019

Deanna Osmonson                Vice President                                 None
                               and Assistant Secretary

Gary D. Osmonson               President and Director                         None


Gary D. Reddick                Executive Vice President                       None

James C. Rundblom              Chief Financial Officer                        None

Dan E. Trudan                  Vice President and Assistant Secretary         None



  (c) Information regarding commissions and other compensation received by each principal underwriter, directly or indirectly, from Registrant during 1996, Registrant's last fiscal year, is set forth below:

        (1)             (2)              (3)            (4)           (5)
      Name of    Net Underwriting   Compensation
     Principal     Discounts and    on Redemption    Brokerage       Other
   Underwriters     Commissions   or Annuitization  Commissions  Compensation
-------------------------------------------------------------------------------
Franklin Financial
Services Corporation    -0-              -0-            -0-           -0-


Item 35. Location of Accounts and Records.

  The information called for by this item has not changed from that provided in Registrant's initial Registration Statement on Form N-1 (1933 Act File No. 2-74459 and 1940 Act File No. 811-3289) filed with the Commission on October 19, 1981, as amended by Amendment No. 1 filed with the Commission on November 6, 1981 and Amendment No. 2 filed with the Commission on December 22, 1981.

Item 36. Management Services.

  Registrant has no management-related service contract not discussed in Part A or Part B hereof.

Item 37. Undertakings and Representations.

  (b) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

  (c) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that the applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

  (d) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

  (e) The Registrant is relying upon the "no-action" letter of the Securities and Exchange Commission dated November 28, 1988 in response to the American Council of Life Insurance with respect to restrictions on withdrawal of amounts from Contracts issued in connection with annuity purchase plans meeting the requirements of Internal Revenue Code Section 403(b), which amounts are attributable to contributions made on or after January 1, 1989 pursuant to a salary reduction agreement or to income earned on or after January 1, 1989 with respect to contributions made pursuant to a salary reduction agreement. The Registrant represents that it has complied with the requirement of numbered paragraphs (1) through (4) of such "no-action" letter.

  (f) The Franklin Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Franklin Life Insurance Company.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act"), Franklin Life Money Market Variable Annuity Fund C certifies that it meets the requirements of 1933 Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement under the 1933 Act and this Amendment to the Registration Statement under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois, on the 24th day of April, 1997.

                                          FRANKLIN LIFE MONEY MARKET
                                          VARIABLE ANNUITY FUND C

                                          By /s/ Elizabeth E. Arthur
                                            --------------------------------
                                          (Elizabeth E. Arthur, Secretary, Board
                                          of Managers)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                   Title                   Date

/s/ Clifford L. Greenwalt*      Member, Board            April 24, 1997
----------------------------      of Managers
(Clifford L. Greenwalt)


/s/ Robert C. Spencer*           Member, Board           April 24, 1997
----------------------------      of Managers
(Robert C. Spencer)


/s/ Robert G. Spencer*          Chairman, Board          April 24, 1997
----------------------------      of Managers
(Robert G. Spencer)


/s/ James W. Voth*               Member, Board           April 24, 1997
----------------------------      of Managers
(James W. Voth)


/s/ Elizabeth E. Arthur        Secretary, Board          April 24, 1997
----------------------------      of Managers
(Elizabeth E. Arthur)


/s/ Elizabeth E. Arthur
----------------------------
* By Elizabeth E. Arthur,
  Attorney-in-Fact

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act"), The Franklin Life Insurance Company certifies that it meets the requirements of 1933 Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement under the 1933 Act and this Amendment to the Registration Statement under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield, and State of Illinois, on the 24thday of April, 1997.

                                       THE FRANKLIN LIFE INSURANCE COMPANY


                                       By /s/ Ross D. Friend
                                         -------------------------------------
                                       (Ross D. Friend, Senior Vice President,
                                       General Counsel and Secretary)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                               Title                       Date

/s/ Earl W. Baucom*           Senior Vice President, Chief       April 24, 1997
-------------------------     Financial Officer (principal
(Earl W. Baucom              financial officer and principal
                            accounting officer) and Director


/s/ Robert M. Beuerlein*         Senior Vice President-          April 24 , 1997
-------------------------       Actuarial and Director
(Robert M. Beuerlein)

/s/ Brady W. Creel*              Senior Vice President,          April 24 , 1997
------------------------- Chief Marketing Officer and Director
(Brady W. Creel)


-------------------------         Chairman of the Board           _______, 1997
(Robert M. Devlin)

/s/ Ross D. Friend               Senior Vice President,          April 24, 1997
------------------------- General Counsel, Secretary and Director
(Ross D. Friend)

/s/ Robert J. Gibbons*         President, Chief Executive         April 24, 1997
-------------------------         Officer and Director
(Robert J. Gibbons)           (principal executive officer)


-------------------------      Director and Vice Chairman         _______, 1997
(Jon P. Newton)

/s/ Gary D. Reddick*          Executive Vice President and       April 24 , 1997
-------------------------             Director
(Gary D. Reddick)


-------------------------   Vice President, Chief Investment      ______, 1997
(Peter V.Tuters)                  Officer and Director


/s/ Elizabeth E. Arthur
-------------------------
* By Elizabeth E. Arthur,
  Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit                                                                Page
-------
 1   -  Resolution of The Franklin Life Insurance Company's Board of Directors
        creating Franklin Life Money Market Variable Annuity Fund C is incorporated herein by reference to Exhibit 1 of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

 2   -  Rules and Regulations adopted by Registrant, as amended, are incorporated herein by reference to Exhibit 2 of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

 3   -  Custodian Agreement dated April 17, 1995 between The Franklin Life
        Insurance Company and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-3, filed April 30, 1996.

  4  -  Investment Management Agreement dated January 31, 1995 between
        Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 4 of Registrant's Post-Effective Amendment No. 19 on Form N-3, filed March 2, 1995.

 5(a)- Sales Agreement dated January 31, 1995 between Registrant and Franklin Financial Services Corporation is incorporated herein by reference to
        Exhibit 5(a) of Registrant's Post-Effective Amendment No. 19 on Form N-3, filed March 2, 1995.

  (b)- Form of Agreement to be entered into among The Franklin Life Insurance Company, Franklin Financial Services, and agents is incorporated herein by reference to Exhibit 6(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

 6(a)- Amended specimen copy of Form 1175, periodic payment deferred variable annuity contract, is incorporated herein by reference to Exhibit 4(a) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

  (b)- Amended specimen copy of Form 1176, single payment deferred variable annuity contract, is incorporated herein by reference to Exhibit 4(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

  (c)- Specimen of copy of Form 1177, single payment immediate life variable annuity contract, is incorporated herein by reference to Exhibit 4(c) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

  (d)- Specimen copy of Form 1178, single payment immediate life variable annuity contract with guaranteed period, is incorporated herein by reference to Exhibit 4(d) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

  (e)- Specimen copy of Form 1179, single payment immediate joint and last survivor life variable annuity contract, is incorporated herein by reference to Exhibit 4(e) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459)

  (f)-  Specimen copy of Form 4840, "Endorsement to Make Contract
        Nontransferable," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179, is incorporated herein by reference to Exhibit 4(f) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

  (g)- Specimen copy of Form 6012, "Waiver of Stipulated Payment Disability Benefit," for use as endorsement to Form 1175, is incorporated herein by reference to Exhibit 4(g) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

 6(h)- Specimen copy of Form 6275-A, "Variable Annuity Endorsement," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of Texas, is incorporated herein by reference to Exhibit 4(h) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

  (i)- Specimen copy of Form 6296, "Amendments to this Contract," attached as endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of New Jersey, is incorporated herein by reference to Exhibit 4(i) of Registrant's Registration Statement on Form N-1, filed October 15, 1981 (File No. 2-74459).

  (j)- Specimen copy of endorsement to Forms 1175, 1176, 1177, 1178 and 1179 when such contracts are issued to variable annuitants in the State of Texas is incorporated herein by reference to Exhibit 6 (j) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-74459).

 7   -  The applications for Forms 1175, 1176, 1177, 1178 and 1179 set forth in
        Exhibit 6 are included as parts of the respective contract forms.

 8(a)- Certificate of Incorporation of The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 8 (a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-3, filed March 1, 1990 (File No. 2-74459).

  (b)-  By-Laws of The Franklin Life Insurance Company.

 9   -  Not applicable.

10   -  Not applicable.

11(a)- Administration Agreement dated December 3, 1981 between The Franklin Life Insurance Company and Franklin Financial Services Corporation is hereby incorporated by reference to Exhibit 9(a) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

  (b)- Agreement dated December 3, 1981 between The Franklin Life Insurance Company and Franklin Financial Services Corporation is incorporated herein by reference to Exhibit 9(b) of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

12   -  Opinion and consent dated April 2, 1986 of Stephen P. Horvat, Jr., Esq.,
        Senior Vice President, General Counsel and Secretary of The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 10(b) of Registrant's Post-Effective Amendment No. 8 of Form N-1, filed April 29, 1986 (File No. 2-74459).

13(a)-  List of Consents Pursuant to Rule 483(c).

  (b)-  Consent of Ernst & Young LLP, Independent Auditors.

  (c)-  Consent of Coopers & Lybrand L.L.P., Independent Accountants.

  (d)-  Consent of Sutherland, Asbill & Brennan, L.L.P.

14   -  Not applicable.

15   -  Contribution Agreement dated as of October 30, 1981 between Registrant and The Franklin Life Insurance Company is incorporated herein by reference to Exhibit 13 of Registrant's Registration Statement Amendment No. 2 on Form N-1, filed December 18, 1981 (File No. 2-74459).

16   -  Computation of performance data set forth under "Yield Information" in the Prospectus (unaudited).

17   -  Power of Attorney


27   -  Financial Data Schedule meeting the requirements of Rule 483.